CHARTERS AND BY-LAWS                                               EXHIBIT B.(1)

------------------------------------------------------------------------------------------------------------------
                                                                  Annual Report
                                                                   on Form U5S
                                                                (File No. 30-203)
                                                                   Year Ended
                                                                  December 31,         Other Commission Filing
------------------------------------------------------------------------------------------------------------------
Consolidated Natural Gas Company
 Certificate of Incorporation, restated
   October 4, 1990                                                   1990
 Certificate of Incorporation, as amended
   May 31, 1996                                                                         Form S-3 Registration
                                                                                        Statement, Registration
                                                                                        No. 333-10869

By-Laws as last amended February 18, 1997                                               Exhibit (3B) to the Company's
                                                                                        Form 10-K Annual Report
                                                                                        for the year ended
                                                                                        December 31, 1996,
                                                                                        File No. 1-3196
Consolidated Natural Gas Service Company, Inc.
 (Charter)                                                           1961
 Charter Amendment dated November 24, 1961                           1961
 Charter Amendment dated January 3, 1966                             1965
 Charter Amendment dated November 30, 1982                           1982

 By-Laws as last amended March 1, 1993                               1992

CNG Transmission Corporation
 Charter-Composite Certificate of Incorporation
   as last amended December 30, 1992                                 1992
 Charter Amendment dated November 8, 1994                            1994

 By-Laws as last amended September 3, 1996                           Filed Herewith

Hope Gas, Inc.
 Charter-Agreement and Plan of Merger which sets
  forth in Article III the Certificate of Incorporation
  of Consolidated Gas Supply Corporation as
  amended and restated on April 1, 1965,
  effective date of the merger                                       1965
 Charter Amendment dated April 28, 1971                              1971
 Charter Amendment dated June 30, 1975                               1975
 Charter Amendment dated August 26, 1977                             1977
 Charter Amendment dated May 11, 1981                                1981
 Charter Amendment dated June 6, 1984                                1984
   Charter Amendment dated August 9, 1990                            1990               (Form SE dated April 25, 1991)
   Charter Amendment dated March 10, 1993                            Filed Herewith
   Charter Amendment dated October 13, 1994                          Filed Herewith

    By-Laws as last amended June 4, 1990                             1990               (Form SE dated April 25, 1991)

------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------------------------------
                                                                  Annual Report
                                                                   on Form U5S
                                                                (File No. 30-203)
                                                                    Year Ended
                                                                   December 31,         Other Commission Filing
 ------------------------------------------------------------------------------------------------------------------
The East Ohio Gas Company
 Articles of Incorporation as amended
   effective June 17, 1993                                                              Exhibit A-1 to the
                                                                                           Application-Declaration
                                                                                           on Form U-1, File No. 70-
                                                                                           8387

 Charter Amendment dated December 30, 1996                           Filed Herewith

 Certificate of Merger of West Ohio Gas                              Filed Herewith
   Company merging with and into The
   East Ohio Gas Company dated
   December 30, 1996

 By-Laws as last amended March 12, 1991                                                 Exhibit A-2 to the
                                                                                           Application-Declaration
                                                                                           on Form U-1, File No.
                                                                                           70-8387


The Peoples Natural Gas Company
 Charter-Composite Amended and Restated
   Certificate of Incorporation as last
   amended effective April 26, 1990                                  1992
 Charter Amendment dated September 2, 1993                           Filed Herewith

 By-Laws as last amended March 15, 1990                              1990               (Form SE dated April 25, 1991)

West Ohio Gas Company
 Articles of Incorporation - Agreement of Merger
   Effective April 16, 1969                                          1969
 Charter Amendment dated December 1, 1994                            1994

 Code of Regulations as last amended
   March 15, 1990                                                    1991               (Form SE dated April 24, 1992)

------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------------------------------
                                                                  Annual Report
                                                                   on Form U5S
                                                                (File No. 30-203)
                                                                    Year Ended
                                                                   December 31,         Other Commission Filing
 ------------------------------------------------------------------------------------------------------------------
CNG Producing Company
 Certificate of Incorporation dated February 29, 1972                1972
 Certificate of Amendment of Certificate of
   Incorporation of CNG Development Company
   of Alberta before payment of capital
   dated March 8, 1972                                               1972
 Charter Amendment dated July 8, 1974                                1974
 Charter Amendment dated January 23, 1975                            1975
 Charter Amendment dated July 7, 1980                                1980
 Charter Amendment dated July 13, 1982                               1982
 Charter Amendment dated December 7, 1984                            1984
 Charter Amendment dated January 4, 1985                             1985
 Charter Amendment dated November 25, 1987                           1987               (Form SE dated April 26, 1988)
 Charter Amendment dated November 15, 1989                           1989               (Form SE dated April 25, 1990)
 Certificate of Agreement of Merger of CNG
   Development Company merging with
   and into CNG Producing Company dated
   December 20, 1990                                                 1990               (Form SE dated April 25, 1991)
 By-Laws as last amended June 6, 1996                                Filed Herewith


Consolidated System LNG Company
 Charter - Composite Certificate of Incorporation
   as last amended July 27, 1993                                     1993

 By-Laws as last amended June 1, 1987                                1987               (Form SE dated April 26, 1988)

CNG Research Company
 Certificate of Incorporation dated June 26, 1975                    1975
 Charter Amendment dated May 25, 1982                                1982
 Charter Amendment effective August 23, 1991                         1991               (Form SE dated April 24, 1992)

 By-Laws as last amended September 10, 1976                          1977



CNG Coal Company
 Certificate of Incorporation dated October 4, 1976                  1977
 Charter Amendment dated July 20, 1990                               1990               (Form SE dated April 25, 1991)
 Charter Amendment effective August 23, 1991                         1991               (Form SE dated April 24, 1992)

 By-Laws as last amended June 11, 1990                               1990               (Form SE dated April 25, 1991)

------------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------------------------------------------------
                                                                  Annual Report
                                                                   on Form U5S
                                                                (File No. 30-203)
                                                                    Year Ended
                                                                   December 31,         Other Commission Filing
 ------------------------------------------------------------------------------------------------------------------
CNG Energy Services Corporation
 Certificate of Incorporation as amended
   December 9, 1996                                                  Filed Herewith

 By-Laws as last amended June 20, 1991                               1991               (Form SE dated April 24, 1992)



CNG Financial Services, Inc.
 Certificate of Incorporation dated March 1, 1989                    1989               (Form SE dated April 25, 1990)

 By-Laws as adopted May 26, 1989                                     1989               (Form SE dated April 25, 1990)

Virginia Natural Gas, Inc.
 Amended and Restated Articles of Incorporation
   dated December 26, 1990                                           1990               (Form SE dated April 25, 1991)

 By-Laws as last amended April 26, 1991                              Filed Herewith

CNG Power Services Corporation
 Certificate of Incorporation as amended
   December 30, 1996                                                 Filed Herewith

 By-Laws as adopted August 8, 1994                                   1994



CNG International Corporation
 Certificate of Incorporation dated
   January 22, 1996                                                  Filed Herewith

 By-Laws as adopted August 1, 1996                                   Filed Herewith


                          CERTIFICATE OF INCORPORATION

                                       OF

                        CNG ENERGY SERVICES CORPORATION


                                     *****



          1.      The name of the corporation is


                 CNG ENERGY SERVICES CORPORATION



          2. The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.



          3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.



          4. The total number of shares of stock which the Corporation shall have authority to issue is Four Thousand (4,000) shares. Each of such shares have a par value of One Dollar ($1.00). All such shares are of one class and are shares of Common Stock.

          5A.  The name and mailing address of the incorporator is:


                 NAME                    MAILING ADDRESS


                 D. A. Hampton           1209 Orange Street
                                         Wilmington, Delaware 19801



                 J. A. Grodzicki         1209 Orange Street
                                         Wilmington, Delaware 19801



                 S. J. Queppet           1209 Orange Street
                                         Wilmington, Delaware 19801



          5B.     The name and mailing address of each person, who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:


                 NAME                    MAILING ADDRESS


                 G. A. Davidson, Jr.     10th Fl. - Four Gateway Center
                                         Pittsburgh, PA 15222


                 P. H. Dudley, Jr.       10th Fl. - Four Gateway Center
                                         Pittsburgh, PA 15222


                 L. D. Johnson           10th Fl. - Four Gateway Center
                                         Pittsburgh, PA 15222


                 R. H. Murray            10th Fl. - Four Gateway Center
                                         Pittsburgh, PA 15222


                 H. P. Sullivan          10th Fl. - Four Gateway Center
                                         Pittsburgh, PA 15222


                 G. J. Tankersley        10th Fl. - Four Gateway Center
                                         Pittsburgh, PA 15222



          6. The corporation is to have perpetual existence.


          7. Elections of directors need not be by written ballot unless the by-laws shall so provide.

          To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.


          To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.


          By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or by-laws of the corporation; and, unless the resolution or by-laws, expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.


          When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.



               8. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.


          Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.


          9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.



          WE THE UNDERSIGNED, being the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 28th day of April, 1986.



                                    D. A. Hampton
                                    -------------
                                    D. A. Hampton


                                    J. A. Grodzicki
                                    ---------------
                                    J. A. Grodzicki


                                    S. J. Queppet
                                    -------------
                                    S. J. Queppet


                                    INCORPORATORS

                              Received for Record
                                May 8th, A. D. 1986.
                                  Leo J. Dugan, Jr., Recorder.


STATE OF DELAWARE   :
                    : SS.:
NEW CASTLE COUNTY   :


            Recorded in the Recorder's Office at

            Wilmington, Vol.             Page                 &c., the

            8th day of May, A. D. 1986.

                       Witness my hand and official seal.

                               Leo J. Dugan, Jr.

                                   Recorder.




"""""""""""""""""""""""""""""""""""
"   Recorders Office              "
"   New Castle Co. Del.           "
"   Mercy Justice                 "
"""""""""""""""""""""""""""""""""""

                          CERTIFICATE OF INCORPORATION

                                       OF

                         CNG POWER SERVICES CORPORATION



     The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware") hereby certifies that:


      FIRST: The name of the corporation (hereinafter called the "corporation") is CNG Power Services Corporation.


     SECOND: The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 32 Lockerman Square, Suite L-100, City of Dover 19901, County of Kent; and the name of the registered agent of the corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.


     THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


     FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Three Thousand (3,000) shares. Each of such shares have a par value of ten thousand dollars ($10,000.00). All such shares are one class and are shares of Common Stock.


     FIFTH:  The name and mailing address of the incorporator are as follows:


                 NAME                    MAILING ADDRESS


                 H. P. Payne             21st Floor, CNG Tower
                                         625 Liberty Avenue
                                         Pittsburgh, PA  15222-3199



     SIXTH: The name and mailing address of each person who is to serve as a director until the first annual meeting of stockholders or until a successor is elected and qualified is as follows:

                 T. E. Dodd              23rd Floor, CNG Tower
                                         Pittsburgh, PA  15222-3199


                 C. T. Funk              One Park Ridge Center
                                         Pittsburgh, PA  15244-0746


                 R. R. Gifford           One Park Ridge Center
                                         Pittsburgh, PA  15244-0746



     SEVENTH:  The corporation is to have perpetual existence.


     EIGHTH: In furtherance, and not in limitation of the powers conferred by statue, the board of directors is expressly authorized:


     To make, alter or repeal the by-laws of the corporation.


     By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and unless the resolution or by-laws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the Issuance of stock.


     When and as authorized by the stockholders in accordance with statue, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.


     NINTH: Elections of directors need not be by written ballot unless the by-law of the corporation shall so provide.


     Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.


     TENTH: To the full extent that the General Corporation Law of the State of Delaware, as the same now exists, permits elimination or limitation of the liability of directors, no director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.


     To the full extent permitted by law, all directors of the corporation shall be afforded any exemption from liability or limitation of liability permitted by any subsequent enactment, modification or amendment of the General Corporation Law of the State of Delaware.


     Any repeal or modification of either or both of the foregoing paragraphs by the stockholders of the corporation shall not adversely affect any exemption from liability limitation of liability or other right of a director of the corporation with respect to any matter occurring prior to such repeal or modification.


     ELEVENTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.


Signed on August 4,1994


                              /s/ H. P. Payne
                              H. P. Payne, Incorporator

                          CERTIFICATE OF INCORPORATION

                                       OF

                         CNG INTERNATIONAL CORPORATION



     The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware") hereby certifies that:


      FIRST. The name of the corporation (hereinafter called the "corporation") is:


                         CNG INTERNATIONAL CORPORATION


     SECOND. The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 1013 Centre Road, Wilmington, County of New Castle, and the name of the registered agent of the corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.


     THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


     FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is Thirty Thousand (30,000) shares. Each of such shares have a par value of Ten Thousand Dollars ($10,000.00). All such shares are one class and are shares of Common Stock.


     FIFTH.  The name and mailing address of the incorporator are as follows:


                 NAME                    MAILING ADDRESS


                 Evelyn F. Wright        1013 Centre Road
                                         Wilmington, DE 19805



     SIXTH. The name and mailing address of each person who is to serve as a director until the first annual meeting of stockholders or until a successor is elected and qualified is as follows:


                 S. E. Williams          CNG Tower
                                         625 Liberty Avenue
                                         Pittsburgh, Pa.  15222


                 D. M. Westfall          CNG Tower
                                         625 Liberty Avenue
                                         Pittsburgh, Pa.  15222


                 R. M. Sable, Jr.        CNG Tower
                                         625 Liberty Avenue
                                         Pittsburgh, Pa.  15222



     SEVENTH.  The corporation is to have perpetual existence.


     EIGHTH. In furtherance, and not in limitation of the powers conferred by statue, the board of directors is expressly authorized:


     To make, alter or repeal the by-laws of the corporation.

     By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and unless the resolution or by-laws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the Issuance of stock.


     When and as authorized by the stockholders in accordance with statue, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.


     NINTH. Elections of directors need not be by written ballot unless the by-law of the corporation shall so provide.


     Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.


     TENTH. To the full extent that the General Corporation Law of the State of Delaware, as the same now exists, permits elimination or limitation of the liability of directors, no director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.


     To the full extent permitted by law, all directors of the corporation shall be afforded any exemption from liability or limitation of liability permitted by any subsequent enactment, modification or amendment of the General Corporation Law of the State of Delaware.


     Any repeal or modification of either or both of the foregoing paragraphs by the stockholders of the corporation shall not adversely affect any exemption from liability limitation of liability or other right of a director of the corporation with respect to any matter occurring prior to such repeal or modification.


     ELEVENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.


Signed on January 19,1996


                              /s/ Evelyn F. Wright
                              Evelyn F. Wright
                              Incorporator

BOOK 54 PAGE 970

                             State of West Virginia

                     [SEAL OF THE STATE OF WEST VIRGINIA]

                                  CERTIFICATE

                   I, Ken Hechler, Secretary of State of the
                  State of West Virginia, hereby certify that

  originals of the Articles of Amendment to the Articles of Incorporation of

                                HOPE GAS, INC.

are filed in my office, signed and verified, as required by the provisions of Chapter 31, Article 1, Section 31 of the West Virginia Code and conform to law. Therefore, I issue this

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

of the corporation, to which I have attached a duplicate original of the Articles of Amendment.

                          Given under my hand and the
                          Great Seal of the State of
                            West Virginia, on this
                                 Tenth day of
                                  March 1993

[SEAL OF THE STATE
OF WEST VIRGINIA]           /s/ Ken Hechler
                            ----------------------
                              Secretary of State

KEN HECHLER                                         BOOK 51 PAGE 971
Secretary of State          [SEAL OF THE STATE      FILE IN DUPLICATE ORIGINALS
State Capitol, W-139        OF WEST VIRGINIA]       FEE: $5.00
Charleston, WV 25305                                          FILED
(304) 342-8000                                           MARCH 10, 1993
                                                        IN THE OFFICE OF
                                                       SECRETARY OF STATE
                                                          WEST VIRGINIA

                                 WEST VIRGINIA

                           ARTICLES OF INCORPORATION

                               PROFIT AMENDMENT

--------------------------------------------------------------------------------

     Pursuant to the provisions of Section 31, Article 1, Chapter 31 of the Code of West Virginia, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST: The name of the corporation is Hope Gas, Inc.
                                           --------------

     SECOND: The following Amendment(s) to the Articles of Incorporation was adopted by the shareholders (Note 1) of the corporation on June 4, 1990,
                                                               -------   --
in the manner prescribed by Section 107 and 147, Article 1, Chapter 31.

     The number of additional shares of the corporation authorized by resolution duly adopted by the Board of Directors of the corporation on June 4, 1990 is 100,000 shares of capital stock at a par value of One Hundred Dollars ($100.00) each for a total aggregate dollar value of $10,000,000.

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 300,000, and the number of shares entitled to vote
                     -------
was 215,285.
    -------

     FOURTH: The designation and number of outstanding shares of each class entitled to vote, as a class, were as follows:


                CLASS                          Number of Shares
            Common Stock                            215,285

     FIFTH: The number of shares voted for such amendment(s) was 215,185;
                                                                 -------
and the number of shares voted against such amendment(s) was 0.
                                                             -

     SIXTH: The number of shares of each class entitled to vote as a class voted for and against such amendment(s) was:

               CLASS                         Number of Shares Voted
                                        For                         Against
              Common                  215,285                          0


     SEVENTH: The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment(s) shall be effected, is as follows: None

     EIGHTH: The amount of the authorized capital stock of this corporation shall be increased/decreased from 300,000 shares at the par value of $100.00
                                  -------                            -------
to 400,000 shares at the par value of $100.00. The total authorized capital
   -------                            -------
stock shall hereafter be $40,000,000.
                         -----------

BOOK 54 PAGE 972

Dated March, 1993

                                                       HOPE GAS, INC.
                                              ----------------------------------
                                                       Corporate Name

                                              By:
                                                 -------------------------------


                                                 It's /s/ R J Bean Jr. President
                                                      --------------------------

                                             and /s/ Marc A. Halbritter
                                                 -------------------------------
STATE OF WEST VIRGINIA                           It's                  Secretary
                                                     ------------------
COUNTY OF HARRISON

     I, Monica A. Parrill a Notary Public, do hereby certify that on this 5th day of March, 1993, personally appeared before me, Marc A. Halbritter, who, being by me first duly sworn, declared that he is the Secretary & General Counsel of Hope Gas, Inc. that he signed the foregoing document as Secretary of the corporation, and that the statements therein contained are true.

 [SEAL OF           OFFICIAL SEAL
  WEST              NOTARY PUBLIC
VIRGINIA]      STATE OF WEST VIRGINIA
                  MONICA PARRILL              /s/  MONICA A. PARRILL
                   P.O. BOX 2868            --------------------------------
                CLARKSBURG, WV 26301               Notary Public
         MY COMMISSION EXPIRES: SEPT. 7, 1994

My commission expires: Sept. 7, 1994
                      ---------------------------

(NOTARIAL SEAL)

NOTES:    1. Change to "board of directors" if no shares have been issued.




Articles of Amendment
  prepared by:

Name       HOPE GAS, INC.
    ------------------------------------------------
Address     P.O. Box 2868, Clarksburg, W. Va. 26301
       ---------------------------------------------

           This instrument is in consent of the Clerk of the County
            Commission of Harrison County, West Virginia on 3-17-93
                 the same is admitted to record 2:35p

                      /s/  Sylvia Basile          Clerk
                           Harrison County Commission

                            State of West Virginia

                            [SEAL OF WEST VIRGINIA]

                                  CERTIFICATE

                   I, Ken Hechler, Secretary of State of the
                  State of West Virginia, hereby certify that


  originals of the Articles of Amendment to the Articles of Incorporation of

                                HOPE GAS, INC.

are filed in my office, signed and verified, as required by the provisions of Chapter 31, Article 1, Section 31 of the West Virginia Code and conform to law. Therefore, I issue this

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

of the corporation, to which I have attached a duplicate original of the Articles of Amendment.

                                       Given under my hand and the
                                       Great Seal of the State of
                                         West Virginia, on this
[SEAL OF WEST VIRGINIA]                    Thirteenth day of
                                              October 1994


                                            /s/ Ken Hechler
                                      ------------------------------------
                                                        Secretary of State

KEN HECHLER           [SEAL OF WEST VIRGINIA]       FILE IN DUPLICATE ORIGINALS
Secretary of State                                  Fee $5.00
State Capitol, W-139                                (304) 558-8000
Charleston, WV 25305                           FAX  (304) 558-0900


                              WEST VIRGINIA                      FILED
                        ARTICLES OF INCORPORATION             OCT 13 1994
                            PROFIT AMENDMENT               IN THE OFFICE OF
                                                          SECRETARY OF STATE
                                                             WEST VIRGINIA

--------------------------------------------------------------------------------

     Pursuant to the provisions of Section 31, Article 1, Chapter 31 of the
Code of West Virginia, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST: The name of the corporation is HOPE GAS, INC.

     SECOND: The following Amendment(s) to the Articles of incorporation was adopted by the shareholders (Note 1) of the corporation on September 30, 1994, in the manner prescribed by Section 107 and 147, Article 1, Chapter 31.

   The number of additional shares of the Corporation authorized by resolution duly adopted by the Stockholders of the Corporation on September 30, 1994, is 600,000 shares of capital stock at a par value of One Hundred Dollars ($100.00) each for a total aggregate dollar value of $60,000,000, to-wit:


            RESOLVED, that the Company's Articles of Incorporation be amended to increase the number of authorized shares of common stock in the Corporation to 1,000,000.

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 400,000; and the number of shares entitled to vote was 400,000.

     FOURTH: The designated and number of outstanding shares of each class entitled to vote, as a class, were as follows.

                    CLASS                          Number of Shares
                   Common                              400,000


     FIFTH: The number of shares voted for such amendment(s) was 400,000; and the number of shares voted against such amendment(s) was 0.

     SIXTH: The number of shares of each class entitled to vote as a class voted for and against such amendment(s) was:

                   CLASS                       Number of Shares Voted
                                           For                         Against
                  Common                 400,000                           0


     SEVENTH: The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment(s) shall be effected, is as follows:

     EIGHTH: The amount of the authorized capital stock of this corporation shall be increased/decreased from 400,000 shares at the par value of $100.00 to 1,000,000 shares at the par value of $100.00. The total authorized capital stock shall hereafter be $100,000,000.

Dated October 7, 1994

                                                         HOPE GAS INC.
                                              ---------------------------------
                                                        Corporate Name

                                              By: /s/ R. J. Bean, Jr.
                                                 ------------------------------

                                                  It's                 President
                                                       ---------------
                                              and /s/ Marc A. Halbritter
                                                  ------------------------------

                                                  It's                 Secretary
                                                      -----------------

STATE OF West Virginia

COUNTY OF Harrison

     I, Debra L. Ridgway a Notary Public, do hereby certify that on this 7th day of October, 1994, personally appeared before me, Ralph J. Bean, Jr., who, being by me first duly sworn, declared that he is the President of Hope Gas, Inc., P.O. Box 2868, Clarksburg, WV 26302-2868 that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                                  /s/ Debra L. Ridgway
                                               -------------------------------
                                                      Notary Public

My commission expires: May 4, 2004

(NOTARIAL SEAL)
                                                        OFFICIAL SEAL
                                                        NOTARY PUBLIC
                                                   STATE OF WEST VIRGINIA
                                                      DEBRA L. RIDGWAY
                                                        P.O. BOX 2868
                                                     CLARKSBURG, WV 26301
                                               MY COMMISSION EXPIRES MAY 4, 2004



NOTES:    1. Change to "board of directors" if no shares have been issued.



Articles of Amendment
  prepared by:

Name
    --------------------------

Address
       -----------------------

[SEAL OF SECRETARY OF STATE OF OHIO]   Prescribed by
                                       BOB TAFT, Secretary of State
                                       30 East Broad Street, 14th Floor
                                       Columbus, Ohio 43266-0418

                                                          Charter No.
                                                                     ----------
                                                          Approved
                                                                  -------------
                                                          Date
                                                              -----------------
                                                          Fee

                           CERTIFICATE OF AMENDMENT
              BY SHAREHOLDERS TO THE ARTICLES OF INCORPORATION OF

THE EAST OHIO GAS COMPANY
--------------------------------------------------------------------------------
                             (Name of Corporation)

    TOM D. NEWLAND, who is:

[ ] Chairman of the Board  [X] President  [ ] Vice President (Please check one.)

and MICHAEL G. BARTELS, who is:

[X] Secretary                    [ ] Assistant Secretary (Please check one.)

of the above named Ohio corporation organized for profit does hereby certify that: (Please check the appropriate box and complete the appropriate statements.)

[ ] a meeting of the shareholders was duly called for the purpose of adopting
    this amendment and held on                        , 19       at which
                              -----------------------     -----
    meeting a quorum of the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise
                   % of the voting power of the corporation.
    ---------------

[X] in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted: SEE ATTACHED






IN WITNESS WHEREOF, the above named officers, acting for and on the behalf of the corporation, have hereto subscribed their names this 30th day of DECEMBER, 1996.


By  /s/ Tom D. Newland                        By  /s/ Michael G. Bartels
  -------------------------------------         --------------------------------
  (Chairman, President, Vice President)         (Secretary, Assistant Secretary)
          TOM D. NEWLAND                                MICHAEL G. BARTELS

NOTE: OHIO LAW DOES NOT PERMIT ONE OFFICER TO SIGN IN TWO CAPACITIES, TWO SEPARATE SIGNATURES ARE REQUIRED, EVEN IF THIS NECESSITATES THE ELECTION OF A SECOND OFFICER BEFORE THE FILING CAN BE MADE.

                           CERTIFICATE OF AMENDMENT
                                TO ARTICLES OF
                 THE EAST OHIO GAS COMPANY (Charter No. 27634)

     Tom D. Newland, President, and Michael G. Bartels, Secretary, of The East Ohio Gas Company, an Ohio Corporation, with its principle office located at Cleveland, Ohio, do hereby certify that in writing signed under the provisions of Section 1701.54 of the Revised Code by all of the shareholders who would be entitled to a notice of a meeting held for such purpose, the following resolution was adopted to amend the articles:

                 Resolved that the authorized capital of the corporation be increased from Four Million, Five Hundred Thousand shares of the par value of Fifty Dollars each to Six Million shares of the par value of Fifty Dollars each.


     IN WITNESS WHEREOF, said Tom D. Newland, President, and Michael G. Bartels, Secretary, of The East Ohio Gas Company, acting for and on behalf of said corporation, have hereunto subscribed their names and caused the seal of said corporation to be hereunto affixed this 30th day of December, 1996.


                                        By: /s/ Tom D. Newland
                                           ------------------------------------
                                            President

                                        By: /s/ Michael G. Bartels
                                           -------------------------------------
                                            Secretary

                                  05742-0081
                   =========================================

                               The State of Ohio

                                   Bob Taft

                              Secretary of State

                                     27634

                                  Certificate

It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the
filing and recording of:   MER


                                                                             of:


        THE EAST OHIO GAS COMPANY






   United States of America             Recorded on Roll 5742 at Frame  0082
       State of Ohio                    of the Records of Incorporation and
Office of the Secretary of State        Miscellaneous Filings.

                                        Witness my hand and the seal of the
                                        Secretary of State at Columbus, Ohio,
                                        this 30TH day of DEC   , A.D. 1996.


[SEAL OF SECRETARY OF STATE OF OHIO]


                                        /s/ Bob Taft

                                        Bob Taft
                                        Secretary of State

                                  05742-0082                               27634

[SEAL OF SECRETARY OF STATE OF OHIO]

       Prescribed by                                        Approved    hp
       Bob Taft, Secretary of State                                 ----------
       30 East Broad Street, 14th Floor                     Date 12/30/96
       Columbus, Ohio 43266-0418                                --------------
       Form MER (July 1994)                                 Fee      $50
                                                                --------------
                                                             96123147601
                                                             eff 1/1/97

                           CERTIFICATE OF MERGER

     In accordance with the requirements of Ohio law, the undersigned, corporations, limited liability companies and/or limited partnerships, desiring to effect a merger, set forth the following facts:

I.     SURVIVING ENTITY

       A.   The name of the entity surviving the merger is:

            The East Ohio Gas Company
      ------------------------------------------------------------------------

      ------------------------------------------------------------------------
      (If the surviving entity is an Ohio limited partnership or qualified foreign limited partnership, its registration number must be provided)

      B. Name change: As a result of this merger, the name of the surviving entity has been changed to the following:
                                                    --------------------------
                                                                       (complete
           -----------------------------------------------------------
           only if the name of surviving entry is changing through the merger)

      C. The surviving entity is a: (Please check the appropriate box and fill in the appropriate blanks)

      (X)  Domestic (Ohio) corporation

      ( )  Foreign (Non-Ohio) corporation incorporated under the laws of the
           state/country of                 and licensed to transact business
                            ----------------
           in the state of Ohio.

      ( )  Foreign (Non-Ohio) corporation incorporated under the laws of the
           state/country of                 and NOT licensed to transact
                            ----------------
           business in the state of Ohio.

      ( )  Domestic (Ohio) limited liability company

      ( )  Foreign (Non-Ohio) limited liability company organized under the laws
           of the state/country of                        , and registered to
                                  ------------------------
           do business in the state of Ohio.

      ( )  Foreign (Non-Ohio) limited liability company organized under the
           laws of the state/country of                       , and NOT
                                        ----------------------
           registered to do business in the state of Ohio.

      ( )  Domestic (Ohio) limited partnership, registration number
                                                                   -------------

                              RECEIVED
                              DEC. 30 1996
                              BOB TAFT
                              SECRETARY OF STATE

                                                                      05742-0083


      ( )  Foreign (Non-Ohio) limited partnership organized under the laws of
           the state/country of                           , and registered to
                               ---------------------------
           do business in the state of Ohio, under registration number
                                                                      ----------

      ( )  Foreign (Non-Ohio) limited partnership organized under the laws of
           the state/country of                      , and NOT registered to do
                                --------------------
           business in the state of Ohio.


II.   Merging Entities

      The name, type of entity, and state/country of incorporation or organization, respectively, of each entity, other than the survivor, which is a party to the merger are as follows: (if insufficient space to cover this item, please attach a separate sheet listing the merging market; Ohio registered or foreign qualified limited partnerships must include registration number)

Name                    State/     Country of Organization      Type of Entity

West Ohio Gas Company  Ohio             U.S.A.                  Corporation
------------------------------     -----------------------      ---------------
                                                                   113695
------------------------------     -----------------------      ---------------
                                                                    3000-
------------------------------     -----------------------      ---------------

------------------------------     -----------------------      ---------------

------------------------------     -----------------------      ---------------


III.  Merger Agreement on File

      The name and mailing address of the person or entity from whom/which eligible persons may obtain a copy of the agreement of merger upon written request:


        Name                       Address

M.G. Bartels           1717 E. Ninth Street
--------------------   -------------------------------------------------
                       (street and number)
                       Cleveland, Ohio                           44114
                       -------------------------------------------------
                       (city, village or township)  (state)   (zip code)


IV.   Effective Date of Merger

      This merger is to be effective:

      On January 1, 1997 (if a date is specified, the date must be a date on or after the date of filing; the effective date of the merger cannot be earlier than the date of filing; if no date is specified, the date of filing will be the effective date of the merger).

                                                                      05742-0084


V.   Merger Authorized

     The laws of the state or country under which each constituent entity exists, permits this merger.
     This merger was adopted, approved and authorized by each of the constituent entities in compliance with the laws of the state under which it is organized, and the persons signing this certificate on behalf of each of the constituent entities are duly authorized to do so.

VI.  Statutory Agent

     The n name and address of the surviving entity's statutory agent upon whom any process, notice or demand may be served is:


         Name                            Address

-------------------------     -------------------------------------------------
                                  (complete street address)

                              -------------------------------------------------
                                  (city, village or township)      (zip code)


(This item MUST be completed if the surviving entity is a foreign entity which is not licensed, registered or otherwise authorized to conduct or transact business in the State of Ohio)

        Acceptance of Agent


      The undersigned, named herein as the statutory agent for the above referenced surviving entity, hereby acknowledges and accepts the appointment of statutory agent for said entity.

                              -------------------------------------------------
                              Signature of Agent

(The acceptance of agent must be completed by domestic surviving entities if through this merger the statutory agent for the surviving entity has changed, or the named agent differs in any way from the name reflected on the Secretary of State's records.


VII.   Statement of Merger

       Upon filing, or upon such later date as specified herein, the merging entity/entities listed herein shall merge into the listed surviving entity.

VII.  Amendments

      The articles of incorporation, articles of organization or certificate of limited partnership (Strike the inapplicable term) of the surviving domestic entity herein, are amended as set forth in the attached "Exhibit A"

     (Please note that any amendments to articles of incorporation, articles of organization or to a certificate of limited partnership MUST be attached if the surviving entity is a DOMESTIC corporation, limited liability company, or limited partnership.)

                                                                      05742-0085


IX.  Qualification or Licensure of Foreign Surviving Entity

     A. The listed surviving foreign corporation, limited liability company, or limited partnership desires to transact business in Ohio as a foreign corporation, foreign limited liability company, or foreign limited partnership, and hereby appoints the following as its statutory agent upon whom process, notice or demand against the entity may be served in the State of Ohio. The name and complete address of the statutory agent is:


                 N/A
--------------------------------------     ---------------------------------
 (name)                                       (street and number)

                                           , Ohio
--------------------------------------           ------------------------
(city, village or township)                    (zip code)


     The subject surviving foreign corporation, limited liability company or limited partnership irrevocably consents to service of process on the statutory agent listed above as long as the authority of the agent continues, and to service of process upon the Secretary of State if the agent cannot be found, if the corporation, limited liability company or limited partnership fails to designate another agent when required to do so, or if the corporation's, limited liability company's, or limited partnership's license or registration to do business in Ohio expires or is cancelled.

     B. The qualifying entity also states as follows: (complete only if applicable) N/A

            1. Foreign Qualifying Limited Liability Company
               (If the qualifying entity is a foreign limited liability company, the following information must be completed)

               a. The name of the limited liability company in its state of organization/registration is
                                                 -------------------------

                    ------------------------------------------------------

               b. The name under which the limited liability company desires to transact business in Ohio is
                                                    ---------------------------

               c.   The limited liability company was organized or registered on under the laws of the state/country of
                    ----------------------
                    month     day    year

                    ----------------------.

               d. The address to which interested persons may direct request for copies of the articles of organization, operating agreement, bylaws, or other charter documents of the company is:
                               -----------------------------------------------

                    ----------------------------------------------------------

                                  05742-0086

            2.  Foreign Qualifying Limited Partnership     N/A
                (If the qualifying entity is a foreign limited partnership, the following information must be completed)

                a.  The name of limited partnership is
                                                       -------------------------

                    ------------------------------------------------------------

                b.  The limited partnership was formed on
                                                         ----------------------
                                                        month      day     year

                    under the laws of the state/country of
                                                          ----------------------

                c. The address of the office of the limited partnership in its state/country of organization is
                                                    --------------------------

                    ----------------------------------------------------------

                d.  The limited partnership's principal office address is

                    ----------------------------------------------------------

                e. The names and business or residence addresses of the GENERAL partners of the partnership are as follows:

                    Name                         Address

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    (If insufficient space to cover this item, please attach a separate sheet listing the general partners and their respective addresses)


                f. The address of the office where a list of the names and business or residence addresses of the limited partners and their respective capital contributions is to be maintained is:

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    The limited partnership hereby certifies that it shall maintain said records until the registration of the limited partnership in Ohio is cancelled or withdrawn.

                                  05742-0087

     The undersigned constituent entities have caused this certificate of merger to be signed by its duly authorized officers, partners and representatives on the date(s) stated below.

THE EAST OHIO GAS COMPANY                         WEST OHIO GAS COMPANY
----------------------------------                -----------------------------
exact name of entity                              exact name of entity

By: /s/ TOM D. NEWLAND                            By: /s/ TOM D. NEWLAND
   -------------------------------                   --------------------------
Its: President                                    Its: President
    ------------------------------                    -------------------------

Date: December 24, 1996                           Date: December 24, 1996
     -----------------------------                     ------------------------

                                                                      05742-0090
================================================================================
                               The State of Ohio

                                   Bob Taft

                              Secretary of State

                                    113695

                                  Certificate

It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: MEX of:

             WEST OHIO GAS COMPANY








   United States of America            Recorded on Roll 5742 at Frame 0091
       State of Ohio                   of the Records of Incorporation and
Office of the Secretary of State       Miscellaneous Filings.

                                       Witness my hand and the seal of the
                                       Secretary of State at Columbus, Ohio,
                                       this 30TH day of DEC     , A.D. 1996


    [SEAL OF STATE OF OHIO]


                                       /s/ Bob Taft

                                       Bob Taft
                                       Secretary of State

                                   9359-1253

Microfilm Number               Filed with the Department of State on SEP 02 1993
                -------------                                        -----------

Entity Number  275524-008                      /s/ Secretary of the Commonwealth
             ----------------               ------------------------------------
                                                 Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

     In compliance with the requirements of 15 Pa.C.S. (section) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: The Peoples Natural Gas Company
                                   --------------------------------------------

-------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 625 Liberty Avenue       Pittsburgh       Pennsylvania 15222-3197 Allegheny
   ----------------------------------------------------------------------------
    Number and Street          City               State      Zip      County

(b) c/o:        N/A
        ------------------------------------------------------------------------
        Name of Commerical Registered Office Provider                 County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is Act of May 29, 1885,
                                                        -----------------------
P.L. 29, entitled, "An Act to provide for the incorporation and regulation of
-------------------------------------------------------------------------------
natural gas companies"
-------------------------------------------------------------------------------

4. The date of its incorporation is: June 26, 1885
                                    -------------------------------------------

5. (Check, and if appropriate complete, one of the following):

   X The amendment shall be effective upon filing these Articles of Amendment in
   - the Department of State.

   - The amendment shall be effective on:                at
                                         ---------------    ------------------
                                              Date                 Hour

6. (Check one of the following):

     The amendment was adopted by the shareholders (or members) pursuant to 15
   -
     Pa.C.S. (section) 1914(a) and (b).

   X The amendment was adopted by the board of directors pursuant to 15 Pa.C.S.
   -
     (section) 1914(c).

7. (Check, and if appropriate complete, one of the following):

   - The amendment adopted by the corporation, set forth in full, is as follows:

   X The amendment adopted by the corporation as set forth in full in Exhibit A
   -
     attached hereto and made a part hereof.

PA DEPT OF STATE
SEP 02 1993

                                   9359-1254

8. (Check if the amendment restates the Articles):

   X The restated Articles of Incorporation supersede the original Articles and
   - all amendments thereto.


   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 25th day of
                                                                    ----
August, 1993.
------    --

                                     The Peoples Natural Gas Company
                       ---------------------------------------------------------
                                (Name of Corporation)

                       By:  /s/ Susan G. George
                          ------------------------------------------------------
                                (Signature)

                       TITLE: Associate General Counsel and Assistant Secretary
                             ---------------------------------------------------

                                   9359-1255

                                   EXHIBIT A

     Article V of the Articles of Incorporation is amended as follows: "The aggregate number of shares which the Corporation shall have authority to issue is [1,550,000] 2,550,000 shares, consisting of [1,550,000] 2,550,000 shares of
Capital Stock, par value $100 per share. The Board of Directors shall have the full authority permitted by law to fix by resolution filed in the manner provided by law, prior to the issuance thereof, full, limited, multiple or fractional, or no voting rights, and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights, and other special or relative rights of the Capital Stock, or of any series of any such classes of shares, that may be desired. Unless otherwise provided in any such resolution, the number of shares of any existing series or of any series established and designated in any such resolution hereafter adopted by the Board of Directors pursuant to this Article V may be increased (within the then total authorized shares of the class) or decreased (but not below the number of shares of the series then outstanding) by such a resolution. In like manner, unless otherwise provided in any such resolution, the Board of Directors may from time to time, within the then total authorized shares of any class, establish and designate any reacquired or unissued shares of any series of any class (whether or not theretofore established and designated as a part of any existing series) as shares of such class of one or more existing or additional series and fix and determine the relative rights and preferences thereof."

                         CNG INTERNATIONAL CORPORATION


                                   * * * * *


                                 B Y - L A W S


                                   * * * * *


                                   ARTICLE I


                                    OFFICES


     Section 1. The registered office shall be in the City of Dover, County of Kent, State of Delaware.


     Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II


                            MEETINGS OF STOCKHOLDERS

     Section 1. All meetings of the stockholders for the election of directors shall be held in the City of Pittsburgh, State of Pennsylvania, at such place as may be fixed from time to time by the board of directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.


     Section 2. Annual meetings of stockholders, commencing with the year 1996, shall be held on the third Tuesday of May if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 a.m., or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.


     Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.


     Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.


     Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.


     Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.


     Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.


     Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.


     Section 10. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.


     Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                                  ARTICLE III


                                   DIRECTORS


     Section 1. The number of directors which shall constitute the whole board shall be not less than one nor more than fifteen. The first board shall consist of three directors. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.


     Section 2. Vacancies and newly created director-ships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.


     Section 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.


                       MEETINGS OF THE BOARD OF DIRECTORS


     Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.


     Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors


     Section 6. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.


     Section 7. Special meetings of the board may be called by the president on two days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.


     Section 8. At all meetings of the board one-third of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.


     Section 9. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.


     Section 10. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                            COMMITTEES OF DIRECTORS


     Section 11. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

     In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

     Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation) adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.


     Section 12. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.


                           COMPENSATION OF DIRECTORS


     Section 13. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting or the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                              REMOVAL OF DIRECTORS


     Section 14. Unless otherwise restricted by the certificate of incorporation or by-laws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.


                                   ARTICLE IV


                                    NOTICES


     Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

     Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                   ARTICLE V


                                    OFFICERS


     Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a president, a vice-president, a secretary and a treasurer. The board of directors may also choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.


     Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, one or more vice-presidents, a secretary and a treasurer.


     Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.


     Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.


     Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.


                                 THE PRESIDENT


     Section 6. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.


     Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.


                              THE VICE-PRESIDENTS


     Section 8. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.


                    THE SECRETARY AND ASSISTANT SECRETARIES


     Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be.

He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.


     Section 10. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.


                     THE TREASURER AND ASSISTANT TREASURERS


     Section 11. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

     Section 12. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.


     Section 13. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.


     Section 14. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.


                                   ARTICLE VI

                            CERTIFICATES FOR SHARES


     Section 1. The shares of the corporation shall be represented by a certificate or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation by, the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation.

     Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202 (a) or 218 (a) or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


     Section 2. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                               LOST CERTIFICATES


     Section 3. The board of directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               TRANSFER OF STOCK


     Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.


                               FIXING RECORD DATE


     Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting: provided, however, that the board of directors may fix a new record date for the adjourned meeting.


                            REGISTERED STOCKHOLDERS


     Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                  ARTICLE VII


                               GENERAL PROVISIONS


                                   DIVIDENDS

     Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.


     Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.


                                ANNUAL STATEMENT


     Section 3. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.


                                     CHECKS

     Section 4. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.



                                  FISCAL YEAR


     Section 5. The fiscal year of the corporation shall be the calendar year unless fixed otherwise by resolution of the board of directors.


                                      SEAL


     Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                INDEMNIFICATION


     Section 7. Each person who at any time is, or shall have been a director or officer of the corporation, or serves or has served as a director, officer, fiduciary or other representative of another company, partnership, joint venture, trust, association or other enterprise (including any employee benefit plan), where such service was specifically requested by the corporation in accordance with the fourth paragraph of this Section 7, or the established guidelines for participation in outside positions (such service hereinafter being referred to as "Outside Service"), and is threatened to be or is made a party to any threatened, pending, or completed claim, action, suit or Proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is, or was, a director, officer, fiduciary or other representative of such other enterprise, shall be indemnified against expenses (including attorney's fees), judgments, fines and amounts paid in settlement ("Loss") actually and reasonably incurred by him in connection with any such Proceeding to the full extent permitted under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment). The corporation shall indemnify any person seeking indemnity in connection with any Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) initiated by such person was authorized by the board of directors of the corporation. With respect to any Loss arising from Outside Service, the corporation shall provide such indemnification only if and to the extent that (i) such other company, partnership, joint venture, trust, association or enterprise is not legally permitted or financially able to provide such indemnification, and (ii) such Loss is not paid pursuant to any insurance policy other than any insurance policy maintained by the corporation.

     The right to be indemnified pursuant hereto shall include the right to be paid by the corporation for expenses, including attorney's fees, incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of such Proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director, officer, fiduciary or other representative in which such director, officer, fiduciary or other representative agrees to repay all amounts so advanced if it should be determined ultimately that such director, officer, fiduciary or other representative is not entitled to be indemnified under applicable law.

     The right to be indemnified or to the reimbursement or advancement of expenses pursuant hereto shall in no way be exclusive of any other rights of indemnification or advancement to which any such director, officer or employee may be entitled, under any by-law, agreement, vote of stockholders or disinterested directors or otherwise both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such person.

     Any person who is serving or has served as a director, officer, or fiduciary of (i) another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation at the time of such service, or (ii) any employee benefit plan of the corporation or of any corporation referred to in the foregoing (i), shall be deemed to be doing or have done so at the request of the corporation.


                                  ARTICLE VIII


                                   AMENDMENTS


     Section 1. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal by-laws is conferred upon the board of directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal by-laws.

                                   ARTICLE IX


                           COMPANY SEAL IN AUSTRALIA


     Section 1. The vice-president in Australia shall provide for the safe custody of a second seal of the corporation (the "Australian corporate seal").


     Section 2. The Australian corporate seal shall have the following inscriptions: along the outer edge of the seal, "CNG INTERNATIONAL CORPORATION/ DELAWARE, USA/ LIABILITY LIMITED;" toward the center of the seal, "CORPORATE SEAL 1996/ A.R.B.N. 074 688 421." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


     Section 3. The Australian corporate seal shall be used only by the authority of the vice-president resident in Australia, and every document to which the seal is affixed shall be signed by the vice-president resident in Australia and be countersigned by the secretary of Australian branch operations (an officer appointed under Section 3, Article V).


     Section 4. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his or her signature.

                             CNG PRODUCING COMPANY



                                    BY-LAWS

                                   CONTENTS


 1.   Offices of the Company


 2.   Meetings of Stockholders


 3.   Special Meetings of Stockholders


 4.   Quorum and Voting at Meetings


 5.   The Board of Directors


 6.   Meetings of the Board


 7.   The Committees of Directors


 8.   Notices


 9.  Action by Stockholders and Directors without Meeting


10.  The Officers


11.  The President


12.  The Vice President


13.  The Secretary and Assistant Secretaries


14.  The Treasurer and Assistant Treasurers


15.  Indemnification


16.  Certificates of Stock


17.  Transfers of Stock


18.  Lost or Destroyed Certificates


19.  Record Dates


20.  Registered Stockholders


21.  Dividends


22.  Checks


23.  Fiscal Year


24.  Seal


25.  Emergency Bylaws


26.  Amendments

                             OFFICES OF THE COMPANY
                             ----------------------






                                      1.01


The principal office of the Company shall be in the City of New Orleans, Parish of Orleans, State of Louisiana.



                                      1.02


The Company may also have offices at such other places as the board of directors may from time to time determine or the business of the Company may require.

                        ANNUAL MEETINGS OF STOCKHOLDERS
                        -------------------------------






                                      2.01


Annual meetings of stockholders shall be held at the principal office of the Company or at such other place as the board may designate.



                                      2.02


Annual meetings of stockholders, commencing with the year 1973, shall be held on the first Monday in June if that day is not a legal holiday, and if a legal holiday, then on the next business day following. The meeting shall be held during normal business hours on the designated day with the exact time of the meeting to be fixed in the notice which calls said meting. At each annual meeting the stockholders shall elect by a plurality vote a board of directors and transact such other business that may properly be brought before the meeting.



                                      2.03


Written notice of the time, date, and place of the annual meeting shall be mailed to each stockholder entitled to vote, at the address of the stockholder appearing on the books of the Company, not less than ten nor more than forty days prior to the meeting. The notice shall be mailed by the secretary or by any other person the board may so designate.

                        SPECIAL MEETINGS OF STOCKHOLDERS
                        --------------------------------






                                      3.01


Special meetings of stockholders for any purpose or purposes may be held at the time and place that shall be stated in the notice of the meeting or in a duly executed waiver of notice.



                                      3.02


Special meetings of stockholders may be called by the board, the president and secretary, or the holders of not less than ten percent of all the shares entitled to vote at such meetings, unless otherwise prescribed by statute or by the charter.



                                      3.03


Written notice of the time, date, place, and purpose of each special meeting of stockholders shall be mailed to each stockholder entitled to vote, at the address of the stockholder appearing on the books of the Company, not less than ten nor more than forty days prior to the meeting. The notice shall be mailed by the president, the board, or the stockholders calling the meeting, or by the secretary or some other person at the direction of the president, the board, or such stockholders.



                                      3.04


The business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

                         QUORUM AND VOTING AT MEETINGS
                         -----------------------------






                                      4.01


The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meeting of stockholders for the transaction of business, except as otherwise provided by statute or the charter or these bylaws. If, however, such quorum shall not be present or represented at any meeting of stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned business may be transacted which might have been transacted at the meeting as originally notified.



                                      4.02


When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by express provision of a statute or the charter or these bylaws, in which case such express provision shall control the decision of such question.



                                      4.03


At any meeting of stockholders every stockholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in wiring subscribed by such stockholder or authorized agent and bearing a date not more than three years prior to said meeting, unless such instrument provides for a longer period. Each stockholder shall have one vote for each share of stock having noting power and registered in the stockholder's name on the books of the Company. Except where a date shall have been fixed as a record date for the determination of stockholders entitled to vote at any meeting, no share of stock which shall have been transferred on the books of the Company within ten days next preceding such meeting shall be voted.



                                      4.04


The person presiding at any meeting of stockholders may appoint one or more inspectors to determine the vote on any question or any election of directors.

                             THE BOARD OF DIRECTORS
                             ----------------------








                                      5.01


The number of directors which shall constitute the whole board shall be not less than two nor more than seven. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the board of directors or by the stockholders. Directors need not be stockholders and may be comprised of employees, non-employees, or a combination thereof.



                                      5.02


Except as otherwise provided herein, the directors shall be elected at the annual meeting of stockholders, and each director shall hold office until his successor shall be elected and qualified; provided, however, that the term of office of a director who is an employee of the Company shall expire simultaneously with his retirement from active service with the Company or his removal as an officer of the Company.



                                      5.03


Newly created directorships resulting from an increase in the number of directors constituting the whole board and all vacancies occurring in the membership of the board may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum. A director elected to fill a newly created directorship or to fill a vacancy shall hold office until his successor shall be elected and qualified.



                                      5.04


The business of the Company shall be managed by the board which may exercise al of the powers of the Company except those that are by statute or the charter of these bylaws conferred upon or reserved to the stockholders.



                                      5.05


To the full extent that the General Corporation Law of the State of Delaware, as the same now exists, permits elimination or limitation of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for the monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.



                                      5.06


To the full extent permitted by law. all directors of the Corporation shall be afforded any exemption from liability or limitation of liability permitted by any subsequent enactment, modification or amendment of the General Corporation Law of the State of Delaware.



                                      5.07


Any repeal or modification of either or both of the foregoing paragraphs by the stockholders of the Corporation shall not adversely affect any exemption from liability, limitation of liability or other right of a director of the Corporation with respect to any matter occurring prior to such repeal or modification.

                             MEETINGS OF THE BOARD
                             ---------------------






                                      6.01


Meetings of the board may be held at such times and places that the board may from time to time designate by resolution, or any such meeting may be held at the time and place which shall be stated in the notice thereof as herein provided.



                                      6.02


All meetings of the board shall be called by the president, by a vice president when the president is absent, or by any tow directors on one-day's notice of the time and place thereof which shall be given by the secretary or assistant secretary to each director by mail, telephone, or personally.



                                      6.03


Notice of the time, place, or purpose of any meeting of the board may be dispensed with if every director shall attend in person, or if every absent director shall, in writing, filed with the records of the meeting either before or after the holding thereof, waive such notice.



                                      6.04


The notice or waiver of notice of a meeting of the board need not specify the purpose thereof.


                                      6.05


A majority of the directors shall constitute a quorum for the transaction of business, unless otherwise required or authorized by statute or the charter or these Bylaws. The act of a majority of the directors at any meeting at which a quorum is present shall be the act of the Board, unless otherwise required by statute or the charter or these Bylaws.



                                      6.06


If a quorum shall not be present at a meeting of the board, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                          THE COMMITTEES OF DIRECTORS
                          ---------------------------






                                      7.01


The board may, by resolution or resolutions adopted by a majority of the whole board, designate one or more committees. Each committee shall consist of two or more of the directors which, to the extent provided in the resolution or resolutions, shall have and may exercise the powers of the board in the management of the business and affairs of the Company. Each committee shall have such name and duties that may be determined from time to time by resolution adopted by the board.



                                      7.02


The committees shall keep regular minutes of their proceedings and report the same to the board when required.

                                    NOTICES
                                    -------






                                      8.01


Whenever any notice required by statute or the charter or these bylaws must be given to a stockholder or a director or an officer, other than notices elsewhere herein provided for, such notice may be given in writing and mailed to such person at the address thereof appearing on the books of the Company; and such notice shall be deemed to be given at the time the same is deposited in the United States mail. Any such notice to a director or officer may be given by telephone or telegram in lieu of mailing.



                                      8.02


A waiver of the notice provided for in Section 8.01, signed either before of after the time stated in the notice by the person entitled thereto, shall be deemed equivalent to giving such notice.

              ACTION BY STOCKHOLDER AND DIRECTORS WITHOUT MEETING
              ---------------------------------------------------






                                      9.01


Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action, it such meeting were held, shall agree in writing to such corporate action being taken.



                                      9.02


Whenever the vote of directors at a meeting thereof is required or permitted to be taken in connection with any Company action, the meeting and vote of directors may be dispensed with if all the directors agree in writing to such Company action being taken.

                                  THE OFFICERS
                                  ------------






                                     10.01


The officers of the Company shall be a president, vice president, a secretary, a treasurer and such other officers as the board and the organization of the Company may require. The president shall be chosen from among the directors.



                                     10.02


The board may appoint such officials of the Company as the board may deem expedient or necessary.



                                     10.03


The board shall choose the officers and appoint the officials of the Company at the board's first meeting after the annual meeting of stockholders.



                                     10.04


The same person may hold two offices except those of president and vice president.



                                     10.05


The board may at any time, by affirmative vote of a majority of the board, create and fill new offices, fill vacancies in existing offices, or vacate and discontinue offices then existing.



                                     10.06


Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation.

                                 THE PRESIDENT
                                 -------------






                                     11.01


The president shall be the chief executive officer of the Company, shall preside at all meetings of the stockholders and the directors, and shall see that all orders and resolutions of the board are carried into effect.


                                     11.02


The president shall execute deeds, mortgages, deeds of trust, bonds, and other instruments, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the board to some other officer or official of the Company.

                           THE SENIOR VICE PRESIDENT
                           and/or  THE VICE PRESIDENT






                                     12.01


From time to time the Board may create one or more offices of senior vice president and one or more offices of vice president and appoint persons to fill such offices. There shall not, however, be a fixed or minimum number of offices of either such denomination except as is now or is hereinafter prescribed by the general corporation laws of the State of Delaware.


                                     12.02


The offices of senior president and vice president shall report directly to the president of the company unless some provision to the contrary is contained in either the resolution creating such office or in the resolution naming a particular person to such office.


                                     12.03


Notwithstanding the provisions of the foregoing section or the provisions of any prior resolution creating an office or appointing an individual to the office of senior vice president or vice president, the president of the company shall have full authority to, from time to time and in his sole discretion, alter or rearrange the reporting structure of the senior vice president(s) and vice president(s) of the company so as to increase or decrease the number of persons reporting directly to the office of president.


                                     12.04


In the absence of the president, a senior vice president or a vice president or other officer designated by the president or selected by the Board shall perform the duties and exercise the powers of the president. Each senior vice president and vice president shall perform such other duties as the board or president shall prescribe.

                    THE SECRETARY AND ASSISTANT SECRETARIES
                    ---------------------------------------






                                     13.01


The secretary shall attend all meetings of the board and all meetings of the stockholders, shall record the proceedings of the meetings in a book kept for that purpose, and shall perform like duties for committees of directors when required. The secretary shall perform such other duties as may be prescribed by the board or the president.



                                     13.02


The secretary shall have custody of the seal of the Company. The secretary, and assistant secretary, the treasurer, or an assistant treasurer shall have authority to affix the seal to any instrument requiring it and when so affixed, the seal may be attested by the signature of the secretary, assistant secretary, treasurer, or assistant treasurer.



                                     13.03


The assistant secretaries, in the order determined by the board, shall, in the absence of the secretary, perform the duties and exercise the powers of the secretary. Any assistant secretary shall perform such other powers as the board may prescribe/

                     THE TREASURER AND ASSISTANT TREASURER
                     -------------------------------------






                                     14.01


The treasurer shall have the custody of the Company's funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company. He shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the board.



                                     14.02


The treasurer shall disburse the funds of the Company, taking proper vouchers for such disbursements, and shall render to the president and directors, whenever they may require it, accounts of al his transactions as treasurer and of the financial condition of the Company.



                                     14.03


If required by the board, the treasurer shall give the Company a bond, in such sum and with such surety as shall be satisfactory to the board, for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control and belonging to the Company.



                                     14.04


The assistant treasurer, in the order determined by the board, shall, in the absence of the treasurer, perform the duties and exercise the powers of the treasurer. Any assistant treasurer shall perform such other duties and have such other powers as the board may prescribe.

                                INDEMNIFICATION
                                ---------------





                                     15.01


Each person who at any time is, or shall have been a director or officer of the Company, or serves or has served as a director, officer, fiduciary or other representative of another company, partnership, joint venture, trust, association or other enterprise (including any employee benefit plan), where such service was specifically requested by the Company in accordance with paragraph 15.04 below, or the established guidelines for participation in outside positions (such service hereinafter being referred to as "Outside Service"), and is threatened to be or is made a party to any threatened, pending, or completed claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is, or was, a director or officer of the Company or a director, officer, fiduciary or other representative of such other enterprise, shall be indemnified against expenses (including attorney's fees), judgements, fines and amounts paid in settlement ("Loss") actually and reasonably incurred by him in connection with any such Proceeding to the full extent permitted under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said Law permitted the Company to provide prior to such amendment). The Company shall indemnify and person seeking indemnity in connection with any Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) initiated by such person was authorized by the Board of Directors of the Company. With respect to any Loss arising from Outside Service, the Company shall provide such indemnification only if and to the extent that (i) such other company, partnership, joint venture, trust, association or enterprise is not legally permitted or financially able to provide such indemnification, and (ii) such Loss is not paid pursuant to any insurance policy other than any insurance policy maintained by the Company.



                                     15.02


The right to be indemnified pursuant hereto shall include the right to be paid by the Company for expenses, including attorney's fees, incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of such Proceeding shall be made only upon delivery to the Company of an undertaking, by or on behalf of such director, officer, fiduciary or other representative, in which such director, officer, fiduciary, or other representative agrees to repay all amounts so advanced if it should be determined ultimately that such director, officer, fiduciary or other representative is not entitled to be indemnified under applicable law.



                                     15.03


The right to be indemnified or to the reimbursement or advancement of expenses pursuant hereto shall in no way be exclusive of any other rights of indemnification or advancement to which any such director or officer, fiduciary or other representative may be entitled, under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise both as to action in his official capacity and as to action in a another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, fiduciary or other representative and shall insure to the benefit of the heirs, executors and administrators of such person.



                                     15.04


Any person who is serving or has served as a director, officer or fiduciary of
(i) another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the Company at the time of such service, or (ii) any employee benefit plan of the Company or of any corporation referred to in paragraph 15.04 (i), shall be deemed to be doing or have done so at the request of the Company.

                             CERTIFICATES OF STOCK
                             ---------------------






                                     16.01


The shares of the Company shall be represented by numbered certificates, and they shall be entered on the books of the Company as they are issued. Each certificate shall exhibit the holder's name and the number of shares and shall be signed by the president or a vice president and the secretary, an assistant secretary, the treasurer, or assistant treasurer. The seal of the Company or a facsimile thereof may be affixed to each certificate.



                                     16.02


The signature of the officers of the Company upon a certificate of stock may be facsimiles.



                                     16.03


In the event an officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate shall have been issued, the certificate may be issued with the same effect as if he were such officer at the date of the certificate's issue.

                               TRANSFERS OF STOCK
                               ------------------






                                     17.01


Upon surrender to the Company or the transfer agent of a certificate of stock, duly endorsed or accompanied by sufficient evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto. The old certificate shall be canceled, and the transaction shall be recorded on the books of the Company.

                         LOST OR DESTROYED CERTIFICATES
                         ------------------------------






                                     18.01


The board may direct a new certificate to be issued in place of any certificate theretofore issued by the Company and alleged to have been lost or destroyed. Upon authorizing such issue of a new certificate, the board may prescribe such terms and conditions as it deems expedient to protect the Company.

                                  RECORD DATES
                                  ------------






                                     19.01


For the purpose of determining stockholders entitled to notice and vote at any meeting of stockholders, or to consider agreement upon any proposed action without a meeting, or to receive payment of any dividend or the allotment of rights, or to consider any other action, the board may fix in advance a date as the record date for any such determination of stockholders. Such date shall not be more than sixty no less than ten days before the date of any meeting nor more than sixty days prior to any other proposed action. When such determination of stockholders shall have been made as provided in this section, such determination shall apply to any adjournment of a meeting, unless the board fixes a new record date for the adjourned meeting.

                            REGISTERED STOCKHOLDERS
                            -----------------------






                                     20.01


The Company shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to interest in such share on the part of any other person, whether or not the Company shall have express or other notice thereof, except as otherwise provided by the laws of West Virginia.

                                   DIVIDENDS
                                   ---------






                                     21.01


Dividends upon the capital stock of the Company, subject to the provisions of the charter, may be declared by the board at any meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the charter and the applicable laws.

                                     CHECKS
                                     ------






                                     22.01


All checks or demands for money and notes of the Company shall be signed by such officer or officers or such other person or persons as the board may from time to time designate.

                                  FISCAL YEAR
                                  -----------






                                     23.01


The fiscal year shall be the calendar year.

                                      SEAL
                                      ----






                                     24.01


The corporate seal shall have inscribed thereon the name of the Company and such other words and symbols as the board may by resolution determine. The seal may be used by causing it or a facsimile thereof to be impressed, affixed, or reproduced.

                                EMERGENCY BYLAWS
                                ----------------






                                     25.01


The board may adopt emergency bylaws, subject to repeal or change by action of the stockholders, which shall be operative during any emergency resulting from an attack on the United States of America or any nuclear or atomic disaster. The emergency bylaws may make any provision that may be practical or necessary for the circumstances of the emergency and in conformity with the laws of the State of Delaware.



                                     25.02


To the extent not inconsistent with the emergency bylaws so adopted, these bylaws shall remain in effect during any such emergency and upon its termination the emergency bylaws shall cease to be operative.

                                   AMENDMENTS
                                   ----------






                                     26.01


These bylaws may be amended by the stockholders or by the board. Any amendment to these bylaws made by the board may be altered or repealed by the stockholders.

         CNG TRANSMISSION CORPORATION


               BYLAWS



           Adopted April 30, 1980



              As Amended



     Date                                         Sections



  December 23, 1982                                     3.2
  December 1, 1986                                      9.4
  March 5, 1990                                         3.2
  March 15, 1990                                        3.11
  December 2, 1991 (Effective January 1, 1992)          3.2
  May 17, 1993                                          3.2
  May 31, 1995 (Effective June 1, 1995)                 3.2
  September 3, 1996 (Effective August 1, 1996)          3.2



               CONTENTS



1.  OFFICES

   1.1     Registered Office
   1.2     Principal Office
   1.3     Other Offices



2.  MEETING OF STOCKHOLDERS
   2.1     Annual Meetings
   2.2     Special Meetings
   2.3     Place of Meetings
   2.4     Notice of Meetings
   2.5     Adjourned Meetings
   2.6     Voting Lists
   2.7     Quorum
   2.8     Proxies
   2.9     Voting Rights
   2.10    Required Vote
   2.11    Election of Directors
   2.12    Consent of Stockholders in Lieu of Meeting



3.  BOARD OF DIRECTORS
   3.1     General Powers
   3.2     Number and Qualifications
   3.3     Term of Office
   3.4     Removal
   3.5     Vacancies
   3.6     First Meetings
   3.7     Regular Meetings
   3.8     Special Meetings
   3.9     Quorum, Required Vote, and Adjournment
   3.10    Consent of Directors in Lieu of Meeting
   3.11    Limitation on Liability



4.  COMMITTEES
   4.1     Powers; Duties



5.  OFFICERS
   5.1     Number
   5.2     Election, Term of Office, and Qualifications
   5.3     Subordinate Officers
   5.4     Removal
   5.5     Vacancies
   5.6     The President

   5.7     The Vice Presidents
   5.8     The Secretary and Assistant Secretaries
   5.9     The Treasurer and Assistant Treasurers



6.  EXECUTION OF INSTRUMENTS
   6.1     Execution of Instruments Generally
   6.2     Checks, Drafts, Etc.
   6.3     Proxies



7.  CAPITAL STOCK
   7.1     Stock Certificates
   7.2     Transfer of Stock
   7.3     Rights of Corporation with Respect to Registered
        Owners
   7.4     Transfer Agents and Registrars
   7.5     Record Date
   7.6     Lost, Destroyed and Stolen Certificates



8.  DIVIDENDS
   8.1     Sources of Dividends
   8.2     Reserves
   8.3     Reliance on Corporate Records
   8.4     Manner of Payment



9.  GENERAL PROVISIONS
   9.1     Waiver of Notice
   9.2     Seal
   9.3     Fiscal Year
   9.4     Indemnification



10.  AMENDMENTS
   10.1     By the Stockholders
   10.2     By the Directors

                                     - 1 -
               BYLAWS
                OF


         CNG TRANSMISSION CORPORATION


           A Delaware Corporation

  1.     OFFICES


  1.1    Registered Office.  The registered office of the


Corporation is located at 100 Tenth Street, Wilmington,


Delaware.  The Corporation may by resolution of the Board of


Directors, change the location to any other place in Delaware.


  1.2    Principal Office.  The principal office of the


Corporation shall be at 445 West Main Street, Clarksburg,


Harrison County, West Virginia.


  1.3    Other Offices.  The Corporation may have such other


offices, within or without the State of Delaware, as the Board of Directors may from time to time establish.



  2.     MEETINGS OF STOCKHOLDERS


  2.1    Annual Meetings.  The annual meeting of the


stockholders for the election of directors and for the


transaction of any other proper business, notice of which was given in the notice of the meeting, shall be held at nine


o'clock in the morning on the first Monday of June in each year,


if not a legal holiday, or if a legal holiday, then on the next succeeding business day not a legal holiday.

  2.2    Special Meetings.  A special meeting of the


stockholders may be called at any time by the Board of Directors or by the President, and shall be called by the President upon the written request of stockholders of record holding in the aggregate one-fifth or more of the outstanding shares of stock of the Corporation entitled to vote, such written request to state the purpose or purposes of the meeting and to be delivered to the President.


  2.3    Place of Meetings.  The Board of Directors may


designate any place, either within or without the State of


Delaware, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors.  If no designation is made, or if a special meeting be otherwise


called, the place of meeting shall be the principal office of the Corporation.


  2.4    Notice of Meetings.  Written notice stating the


place, date and hour of the meeting and, in the case of a


special meeting, the purpose or purposes for which the meeting is called, shall be given by or under the direction of the


Secretary, to each stockholder entitled to vote at such meeting.


Except as otherwise required by statute, the written notice


shall be given not less than ten nor more than sixty days before the date of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it


appears on the records of the Corporation.  Attendance of a


person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the


meeting, to the transaction of any business because the meeting is not lawfully called or convened.


  2.5    Adjourned Meetings.  When a meeting is adjourned to


another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the


meeting at which the adjournment is taken.  At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.  If the


adjournment is for more than thirty days, or if after the


adjournment a new record date is fixed for the adjourned


meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.


  2.6    Voting Lists.  The officer who has charge of the


stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each


stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during


ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the


meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be


produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.


  2.7    Quorum.  Except as otherwise required by statute,


the presence at any meeting, in person or by proxy, of the


holders of record of a majority of the shares then issued and outstanding and entitled to vote shall be necessary and


sufficient to constitute a quorum for the transaction of


business.  In the absence of a quorum, the stockholders entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.


  2.8    Proxies.  Each stockholder entitled to vote at a


meeting of stockholders or to express consent or dissent to


corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is


irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.


  2.9    Voting Rights.  Except as otherwise provided by


statute or by the Certificate of Incorporation, and subject to the provisions of Paragraph 7.5 of these Bylaws, each


stockholder shall at every meeting of the stockholders be


entitled to one vote for each share of the capital stock having voting power held by such stockholder.


  2.10   Required Vote.  Except as otherwise required by


statute or by the Certificate of Incorporation, the holders of a majority of the capital stock having voting power, present in person or by proxy, shall decide any question brought before a meeting of the stockholders at which a quorum is present.


  2.11   Elections of Directors.  Elections of directors need


not be by written ballot.


  2.12   Consent of Stockholders in Lieu of Meeting.  Any


action required or permitted to be taken at any annual or


special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consent in writing,


setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.



  3.     BOARD OF DIRECTORS


  3.1    General Powers.  The business of the Corporation


shall be managed by the Board of Directors, except as otherwise provided by statute or by the Certificate of Incorporation.


  3.2    Number and Qualifications.  The number of directors


which shall constitute the whole board shall be eight.  By


amendment of this bylaw the number may be increased or decreased from time to time by the Board of Directors within the limits permitted by law.  Directors need not be stockholders.


  3.3    Term of Office.  Each director shall hold office


until the next annual meeting of stockholders and until his


successor is elected and qualified or until his death,


resignation or removal.


  3.4    Removal.  The stockholders may at any time, at a


meeting expressly called for that purpose, remove any or all of the directors, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.


  3.5    Vacancies.  Vacancies and newly created


directorships resulting from any increase in the authorized


number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole


remaining director.


  3.6    First Meetings.  The first meeting of each newly


elected Board of Directors shall be held without notice


immediately after, and at the same place as, the annual meeting of the stockholders for the purpose of the organization of the


Board, the election of officers, and the transaction of such other business as may properly come before the meeting.


  3.7    Regular Meetings.  Regular meetings of the Board of


Directors may be held without notice at such times and at such places, within or without the State of Delaware, as shall from time to time be determined by the Board.


  3.8    Special Meetings.  Special meetings of the Board of


Directors may be called by the President and shall be called by the Secretary on the written request of two directors.  Such meetings shall be held at such times and at such places, within or without the State of Delaware, as shall be determined by the

President or by the directors requesting the meeting.  Notice of the time and place thereof shall be mailed to each director,


addressed to him at his address as it appears on the records of the Corporation, at least two days before the day on which the meeting is to be held, or sent to him at such place by


telegraph, radio or cable, or telephoned or delivered to him personally, not later than the day before the day on which the meeting is to be held.  Such notice need not state the purposes of the meeting.  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.


  3.9    Quorum, Required Vote, and Adjournment.  The


presence, at any meeting, of one-third of the total number of directors shall be necessary and sufficient to constitute a


quorum for the transaction of business.  Except as otherwise required by statute or by the Certificate of Incorporation, the vote of a majority of the directors present at a meeting at


which a quorum is present shall be the act of the Board of


Directors.  In the absence of a quorum, a majority of the


directors present at the time and place of any meeting may


adjourn such meeting from time to time until a quorum be present.


  3.10   Consent of Directors in Lieu of Meeting.  Any action


required or permitted to be taken at any meeting of the Board of


Directors, or any committee thereof, may be taken without a


meeting if all the members of the Board or committee, as the case may be, consent thereto in writing.  The Secretary shall file the written consents with the minutes of the Board or


committee.


  3.11   Limitation on Liability


      (a)  To the full extent that the General Corporation


Law of the State of Delaware, as the same now exists, permits elimination or limitation of the liability of directors, no


director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its


stockholders, (ii) for acts or omissions not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation


Law, or (iv) for any transaction from which the director derived an improper personal benefit.


      (b) To the full extent permitted by law, all directors of the Corporation shall be afforded any exemption from liability or limitation of liability permitted by any


subsequent enactment, modification or amendment of the General


Corporation Law of the State of Delaware.


      (c)  Any repeal or modification of either or both of


the foregoing paragraphs by the stockholders of the Corporation shall not adversely affect any exemption from liability,


limitation of liability or other right of a director of the


Corporation with respect to any matter occurring prior to such repeal or modification.



  4.     COMMITTEES


  4.1    Powers; Duties.  The Board of Directors may, by


resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent


provided in the resolution, shall have and may exercise the


powers of the Board of Directors in the management of the


business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any absent or disqualified


member.  Each committee shall have such name and duties as may be determined from time to time by resolution adopted by the


Board of Directors.  The committees of the Board of Directors shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.



  5.     OFFICERS


  5.1    Number.  The officers of the Corporation shall be a


President, a Vice President, a Secretary, a Treasurer, and such other officers as the Board shall specify from time to time,


each of whom shall be elected by the Board of Directors.  Any number of offices may be held by the same person.


  5.2    Election, Term of Office, and Qualifications.  The


officers of the Corporation to be elected by the Board of


Directors shall be elected annually at the first meeting of the


Board held after each annual meeting of stockholders.  If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may


be. Each officer shall hold office until his successor is elected and qualified or until his death, resignation or removal.  No officer need be a director or stockholder of the


Corporation.


  5.3    Subordinate Officers.  The Board of Directors from


time to time may appoint other officers and agents, including one or more Assistant Secretaries and one or more Assistant


Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board of Directors from time to time may determine.  The Board of Directors may delegate the power to appoint any such subordinate officers and agents and to prescribe their respective authorities and duties.


  5.4    Removal.  Any officer or agent may be removed at any


time, with or without cause, by the affirmative vote of a


majority of the directors then in office.


  5.5    Vacancies.  Any vacancy occurring in any office of


the Corporation shall be filled for the unexpired term in the manner prescribed by these Bylaws for the regular election or appointment to the office.


  5.6    The President.  The President shall be the chief


executive officer of the Corporation and, subject to the


direction and under the supervision of the Board of Directors,


shall have general charge of the business, affairs and property of the Corporation, and control over its officers, agents and employees. He shall preside at all meetings of the stockholders and of the Board of Directors at which he is present.  He shall,


in general, perform all duties and have all powers incident to the office of President and shall perform such other duties and have such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.  The President shall be chosen from among the directors.


  5.7    The Vice Presidents.  At the request of the


President or in the event of his absence or disability, the Vice


President, or in case there shall be more than one Vice


President, the Vice President designated by the President, or in the absence of such designation, the Vice President or other officer designated by the Board of Directors, shall perform all the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the


President.  Any Vice President shall perform such other duties and have such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors or by the


President.


  5.8    The Secretary and Assistant Secretaries.  The


Secretary shall keep the minutes of the proceedings of the


stockholders and of the Board of Directors in one or more books to be kept for that purpose. He shall have custody of the seal of the Corporation and shall have authority to cause such seal to be affixed to, or impressed or otherwise reproduced upon, all documents the execution and delivery of which on behalf of the


Corporation shall have been duly authorized.  The seal also may be affixed, impressed and attested by the Treasurer or any


Assistant Secretary or Assistant Treasurer.  He shall, in


general, perform all duties and have all powers incident to the office of Secretary and shall perform such other duties and have such other powers as may from time to time be assigned to him by these Bylaws, by the Board of Directors or by the President.


The Assistant Secretaries, in the order determined by the Board,


shall, in the absence of the Secretary, perform the duties and exercise the powers of the Secretary.  Any Assistant Secretary shall perform such other duties and have such other powers as the Board may prescribe.


  5.9    The Treasurer and Assistant Treasurers.  The


Treasurer shall have custody of the corporate funds and


securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation.  He shall cause all moneys and other valuable effects to be


deposited in the name and to the credit of the Corporation in such depositories as may be designated by the Board of

Directors.  He shall cause the funds of the Corporation to be disbursed when such disbursements have been duly authorized,


taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, whenever requested,


an account of all his transactions as Treasurer and of the


financial condition of the Corporation.  He shall, in general,


perform all duties and have all powers incident to the office of


Treasurer and shall perform such other duties and have such


other powers as may from time to time be assigned to him by


these Bylaws, by the Board of Directors or by the President.


The Assistant Treasurers, in the order determined by the Board,


shall, in the absence of the Treasurer, perform the duties and exercise the powers of the Treasurer.  Any Assistant Treasurer shall perform such other duties and have such other powers as the Board may prescribe.



  6.     EXECUTION OF INSTRUMENTS


  6.1    Execution of Instruments Generally.  All documents,


instruments or writings of any nature shall be signed, executed,


verified, acknowledged and delivered by such officer or officers or such agent or agents of the Corporation and in such manner as the Board of Directors from time to time may determine.

  6.2    Checks, Drafts, Etc.  All notes, drafts,


acceptances, checks, endorsements, and all evidence of


indebtedness of the Corporation whatsoever, shall be signed by such officer or officers or such agent or agents of the


Corporation and in such manner as the Board of Directors from time to time may determine.  Endorsements for deposit to the credit of the Corporation in any of its duly authorized


depositories shall be made in such manner as the Board of


Directors from time to time may determine.


  6.3    Proxies.  Proxies to vote with respect to shares of


stock of other corporations owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the President or a Vice


President and the Secretary or an Assistant Secretary of the


Corporation or by any other person or persons duly authorized by the Board of Directors.



  7.     CAPITAL STOCK


  7.1    Stock Certificates.  Every holder of stock in the


Corporation shall be entitled to have a certificate signed by,


or in the name of the Corporation by the President or a Vice


President, and by the Treasurer or an Assistant Treasurer, or


the Secretary or an Assistant Secretary of the Corporation certifying the number of shares owned by him in the Corporation.


Any or all of the signatures on the certificate may be by a


facsimile.  In case any officer who has signed or whose


facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is


issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.


  7.2    Transfer of Stock.  Shares of stock of the


Corporation shall only be transferred on the books of the


Corporation by the holder of record thereof or by his attorney duly authorized in writing, upon surrender to the Corporation of the certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer tax stamps.  In that event it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction on its books.


  7.3    Rights of Corporation with Respect to Registered


Owners.  Prior to the surrender to the Corporation of the


certificates for shares of stock with a request to record the transfer of such shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner.


  7.4    Transfer Agents and Registrars.  The Board of


Directors may make such rules and regulations as it may deem expedient concerning the issuance and transfer of certificates for shares of the stock of the Corporation and may appoint


transfer agents or registrars or both, and may require all


certificates of stock to bear the signature of either or both.


Nothing herein shall be construed to prohibit the Corporation from acting as its own transfer agent at any of its offices.


  7.5    Record Dates.  In order that the Corporation may


determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a


meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if


notice is waived, at the close of business on the day next


preceding the day on which the meeting is held.  If no record date is fixed, the record date for determining stockholders


entitled to express consent to corporate action in writing


without a meeting, when no prior action by the Board of


Directors is necessary, shall be the day on which the first


written consent is expressed.  The record date for determining stockholders for any other purpose shall be at the close of


business on the day on which the Board of Directors adopts the resolution relating thereto.  A determination of stockholders of record entitled to notice of or to vote at a meeting of


stockholders shall apply to any adjournment of the meeting;


provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.


  7.6    Lost, Destroyed and Stolen Certificates.  Where the


owner of a certificate for shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate in place of the original certificate if the owner (a) so requests before the Corporation has notice that the shares have been acquired by a bona fide purchaser; (b) files with the Corporation a sufficient indemnity bond; and (c) satisfies such other reasonable requirements,


including evidence of such loss, destruction, or wrongful


taking, as may be imposed by the Corporation.



  8.     DIVIDENDS


  8.1    Sources of Dividends.  The directors of the


Corporation, subject to any restrictions contained in the


statutes and Certificate of Incorporation, may declare and pay dividends upon the shares of the capital stock of the


Corporation either (a) out of its surplus as defined and


computed in accordance with the General Corporation Law of


Delaware, as amended from time to time, or (b) in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or preceding fiscal year.


  8.2    Reserves.  Before the payment of any dividend, the


directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose, and the directors may abolish any such reserve in the manner in which it was created.

  8.3    Reliance on Corporate Records.  A director shall be


fully protected in relying in good faith upon the books of


account of the Corporation or statements prepared by any of its officials or by independent public accountants as to the value and amount of the assets, liabilities and net profits of the


Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might


properly be declared and paid, or with which the Corporation's stock might properly be redeemed or purchased.


  8.4    Manner of Payment.  Dividends may be paid in cash,


in property, or in shares of the capital stock of the


Corporation at par.



  9.     GENERAL PROVISIONS


  9.1    Waiver of Notice.  Whenever notice is required to be


given under any provision of the statutes or of the Certificate of Incorporation or Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.


Attendance of a person at a meeting shall constitute a waiver of notice of that meeting, except where the person attends a


meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.


  9.2    Seal.  The corporate seal, subject to alteration by


the Board of Directors, shall be in the form of a circle and shall bear the name of the Corporation and the year of its


incorporation and shall indicate its formation under the laws of the State of Delaware.  Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.


  9.3    Fiscal Year.  The fiscal year shall be the calendar


year except as otherwise provided by the Board of Directors.


  9.4    Indemnification.


      (a)  The Corporation shall indemnify any person who


was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding,


whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the written request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys'


fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action,


suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best


interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself,


create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with


respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.


      (b)  The Corporation shall indemnify any person who


was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer,


employee or agent of the Corporation, or is or was serving at the written request of the Corporation as a director, officer,


employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court of Chancery of the State of Delaware or the court in which such action or suit was brought shall


determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.


      (c)  To the extent that a director, officer,


employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) and (b) of this Paragraph 9.4,


or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees)


actually and reasonably incurred by him in connection therewith.


      (d)  Any indemnification under subparagraphs (a) and


(b) of this Paragraph 9.4 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director,


officer, employee or agent is proper in the circumstances


because he has met the applicable standard of conduct set forth therein.  Such determination shall be made (1) by the Board of


Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2)


if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.


      (e)  Expenses incurred in defending a civil or


criminal action, suit or proceeding may be paid by the


Corporation in advance of the final disposition of such action,


suit or proceeding upon the receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not


entitled to be indemnified by the Corporation as authorized in this Paragraph 9.4.


      (f)  The indemnification and advancement of expenses


provided by or granted pursuant to the other subparagraphs of this Paragraph 9.4 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, by-law, agreement,


vote of stockholders or disinterested directors or otherwise,


both as to action in his official capacity and as to action in another capacity while holding such office.


      (g)  By action of its Board of Directors,


notwithstanding any interest of the directors in the action, the


Corporation may purchase and maintain insurance, in such amounts as of the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the written request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and


incurred by him in any such capacity, or arising out of his


status as such, whether or not the Corporation would have the power or would be required to indemnify him against such


liability under the provisions of this Paragraph 9.4 of the


General Corporation Law of the State of Delaware.


      (h)  The indemnification and advancement of expenses


provided by, or granted pursuant to, this Paragraph shall,


unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer,


employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.



  10.     AMENDMENTS


  10.1    By the Stockholders.  These Bylaws may be amended or


repealed, or new Bylaws may be made and adopted, by a majority vote of all the stock of the Corporation issued and outstanding and entitled to vote at any annual or special meeting of the stockholders, provided that notice of intention to amend shall have been contained in the notice of meeting.


  10.2    By the Directors.  These Bylaws, including


amendments adopted by the stockholders, may be amended or


repealed by a majority vote of the whole Board of Directors at any regular or special meeting of the Board, provided that the stockholders may from time to time specify particular provisions of the bylaws which shall not be amended by the Board of


Directors.

                                    BY-LAWS
                                       OF
                         VIRGINIA NATURAL GAS, INC./1/














--------------------
/1/  Annotated version containing all amendments through April 25, 1996.

       TABLE OF CONTENTS


           Article
           -------


     I.    Name
    II.    Stockholders' Meetings
   III.    Annual Meeting
    IV.    Special Meetings
     V.    Notice of Stockholders' Meetings and Voting Lists
    VI.    Waiver of Notice
   VII.    Quorum
  VIII.    Proxy and Voting
    IX.    Board of Directors
     X.    Powers of Directors
    XI.    Executive and Other Committees
   XII.    Meetings of Directors and Quorum
  XIII.    Action Without a Meeting
   XIV.    Officers
    XV.    Eligibility of Officers
   XVI.    Chairman of the Board of Directors and President
  XVII.    Vice Presidents
 XVIII.    Secretary
   XIX.    Treasurer
    XX.    Controller
   XXI.    Resignation and Removals
  XXII.    Vacancies
 XXIII.    Certificates of Stock
  XXIV.    Transfer of Stock
   XXV.    Record Date and Closing Transfer Books
  XXVI.    Loss of Certificates
 XXVII.    Seal
XXVIII.    Books and Records
  XXIX.    Voting of Stock Held
   XXX.    Bonds, Debentures and Notes Issued Under an Indenture
  XXXI.    Amendments
 XXXII.    Emergency By-laws
XXXIII.    Indemnification
 XXXIV.    Limitation on Liability

                                   ARTICLE I.
Name.
      The name of the Company is Virginia Natural Gas, Inc.


                                  ARTICLE II.
Stockholders' Meetings.

      All meetings of the Stockholders shall be held at the principal office of the Company in Norfolk, Virginia or in Richmond, Virginia, unless some other place in Virginia is stated in the notice given pursuant to Article V. If the Chairman of the Board of Directors determines that the holding of any meeting at the place named in the notice might be hazardous, he may cause it to be held at some other place deemed by him suitable and convenient, upon arranging notice to Stockholders who attend at the first place and reasonable opportunity for them to proceed to the new place.


                                  ARTICLE III.
Annual Meeting.

      The Annual Meeting of the Stockholders shall be held on the first Tuesday in May in each year if not a legal holiday, and if a legal holiday then on the next succeeding Tuesday not a legal holiday. In the event that such Annual Meeting is omitted by oversight or otherwise on the date herein provided for, the Board of Directors shall cause a meeting in lieu thereof to be held as soon thereafter as conveniently may be, and any business transacted or elections held at such meeting shall be as valid as if transacted or held at the Annual Meeting. Such subsequent meeting shall be called in the same manner as provided for Special Stockholders' Meetings.


                                  ARTICLE IV.
Special Meetings.

      Special Meetings of the Stockholders shall be held whenever called by the Chairman of the Board of Directors, the President, or a majority of the Directors or whenever one-tenth in interest of the capital stock entitled to vote shall make written application therefor to the Secretary or an Assistant Secretary stating the time, place and purpose of the meeting applied for.


                                   ARTICLE V.
Notice of Stockholders' Meetings and Voting Lists.

      Written notice stating the place, day and hour of each Stockholders' Meeting and the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 50 days before the date of the meeting, or such longer period as is specified below, by, or at the direction of, the Chairman of the Board of Directors, the President or any Vice President or the Secretary or any Assistant Secretary, by mail, to each Stockholder of record entitled to vote at the meeting, at his or her registered address and the person giving such notice shall make affidavit in relation thereto. Such notice shall be deemed to be given when deposited in the United States mails addressed to the Stockholder at his address as it appears on the stock transfer books, with postage thereon prepaid.

      Notice of a Stockholders' Meeting to act on an amendment of the Articles of Incorporation or on a reduction of stated capital or on a plan of merger, consolidation or exchange or on a sale, lease or exchange, or a mortgage or pledge for a consideration other than money, of all, or substantially all, of the property and assets of the Company shall be given, in the manner provided above, not less than 25 nor more than 50 days before the date of the meeting. Any notice of a Stockholders' Meeting to act on an amendment of the Articles of Incorporation or a plan of merger, consolidation or exchange shall be accompanied by a copy of the proposed amendment or plan of merger, consolidation or exchange.

      Any meeting at which all Stockholders having voting power in respect of the business to be transacted thereat are present, either in person or by proxy, or of which those not present waive notice in writing, whether before or after the meeting, shall be a legal meeting for the transaction of business notwithstanding that notice has not been given as hereinbefore provided.

      The Secretary or an Assistant Secretary shall make, at least 10 days before each meeting of Stockholders, a complete list of the Stockholders entitled to vote at such meeting or any adjournment thereof, with the address of and number of shares held by each. Such list, for a period of 10 days prior to such meeting, shall be kept on file at the principal place of business of the Company. Such list shall also be produced at the time and place of the meeting. Any person who shall have been a Stockholder of record for at least 6 months immediately preceding his demand or who shall be the holder of record of at least 5% of all the outstanding shares of the Company, upon written demand stating the purpose thereof, shall have the right to inspect such list, in person or by agent or attorney, for any proper purpose during the whole time of the meeting or at any reasonable time or times during the period of 10 days prior to the meeting.

                                  ARTICLE VI.
Waiver of Notice.

      Notice of any Stockholders' Meeting may be waived by any Stockholder, whether before or after the date of the meeting. Any Stockholder who attends a meeting shall be deemed to have had timely and proper notice of the meeting, unless he attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.


                                  ARTICLE VII
Quorum.
      At any meeting of the Stockholders, a majority in number of votes of all the capital stock issued and outstanding having voting power in respect to the business to be transacted thereat, represented by such Stockholders of record in person or by proxy, shall constitute a quorum, but a less interest may adjourn any meeting from time to time and the meeting may be held as adjourned without further notice. When a quorum is present at any meeting, a plurality vote represented thereat shall decide any question brought before such meeting, unless the question is one upon which by express provision of law or of the Articles of Incorporation or of these By-laws a larger or different vote is required, in which case such express provision shall govern and control the decision of such question and except that in elections of Directors those receiving the greatest numbers of votes shall be deemed elected even though not receiving a majority.


                                 ARTICLE VIII.
Proxy and Voting.

      Stockholders of record entitled to vote may vote at any meeting held, in person or by proxy executed in writing by the Stockholder or by his duly authorized attorney-in-fact, which shall be filed with the Secretary of the meeting before being voted. A proxy executed by any one Stockholder or his duly authorized attorney-in-fact, or by any number of Stockholders as joint tenants or tenants in common of a single tenancy or their duly authorized attorney-in fact, shall designate only one person as proxy except that proxies executed pursuant to a general solicitation of proxies may designate three persons as proxies. Proxies shall entitle the holders thereof to vote at any adjournment of the meeting, but shall not be valid after the final adjournment thereof. No proxy shall be valid after 11 months from its date. No authorization of an attorney-in-fact to execute a proxy shall be valid after 10 years from its date and such power of attorney shall be produced at any meeting upon request but such proxies may be accepted as valid in absence of notice to the contrary. Stockholders entitled to vote may also be represented by an agent personally present, duly designated by power of attorney, with or without power of substitutions and such power of attorney, shall be produced at the meeting on request. Each holder of record of stock of any class shall, as to all matters in respect of which stock of any class has voting power, be entitled to one vote for each share of stock of such class standing in his name on the books.


                                  ARTICLE IX.
Board of Directors.

      A Board of Directors shall be chosen by ballot at the Annual Meeting of the Stockholders or at any meeting held in lieu thereof of the Stockholders or at any meeting held in lieu thereof as hereinbefore provided. The number of Directors which shall constitute the whole Board shall be fixed by resolution of a majority of the whole Board, but shall be not less than three nor more than seven./2/ Except as otherwise provided in Article XXII hereof, each Director shall serve until the next Annual Meeting of the Stockholders and until his successor is duly elected and qualified. Directors need not be Stockholders.


                                   ARTICLE X.
Powers of Directors.


--------------------
/2/ By Resolution of the Stockholders dated April 26, 1991, the By-laws were amended by the addition of this sentence, deleting the following language: "The number of Directors shall be five but the number may be increased or decreased at any time by amendment of these By-laws." By Resolution of the Board of Directors dated April 26, 1991, the number of Directors constituting the whole Board was fixed at four.

      The Board of Directors shall have the entire management of the business of the Company. In the management and control of the property, business and affairs of the Company, the Board of Directors is hereby vested with all the power possessed by the Company itself, so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these By-laws. The Board of Directors shall have power to determine what constitutes net earnings, profits and surplus, respectively, what amount shall be reserved for working capital and for any other purposes, and what amount shall be declared as dividends, and such determination by the Board of Directors shall be final and conclusive.


                                  ARTICLE XI.
Executive and Other Committees.

      The Board of Directors may by resolution passed by a majority of the whole Board designate two or more of its number, and may add thereto any officer of the Company who is not a Director, to constitute an Executive Committee, provided that all action of the Committee shall be by the affirmative vote of both, or a majority, as the case may be, of its members who are Directors. When the Board of Directors is not in session, the Executive Committee shall have and may exercise all of the authority of the Board of Directors except to approve an amendment of the Articles of Incorporation or a plan of merger, consolidation of exchange, to amend the By-Laws, to elect Directors or officers or to declare dividends, but if the Executive Committee is created for any designated purpose, its authority shall be limited to such purpose. The Executive Committee shall report its action to the Board of Directors. The Executive Committee may make rules for the holding and conduct of its meetings and the keeping of the records thereof. Reasonable notice of all meetings of the Executive Committee shall be given the members thereof unless such notice shall be waived in writing, either before or after the meeting or unless all members are present at the meeting. Members of the Executive Committee shall receive such compensation for attendance at meetings as may be fixed by the Board of Directors.


      The Board of Directors likewise may appoint from their number or from the officers of the Company other Committees from time to time, the number composing such Committees and the powers conferred upon the same to be determined by vote of the Board of Directors.


                                  ARTICLE XII.
Meetings of Directors and Quorum.

      Regular meetings of the Board of Directors shall be held at such places within or without the Commonwealth of Virginia and at such times as the Board by vote may determine from time to time, and if so determined no notice thereof need be given. Special Meetings of the Board of Directors may be held at any time or place either within or without the Commonwealth of Virginia, whenever called by the Chairman of the Board of Directors, the President, any Vice President, the Secretary, or three or more Directors, notice thereof being given to each Director by the Secretary or an Assistant Secretary or officer calling the meeting, or at any time without formal notice provided all the Directors are present or those not present have waived notice thereof. Notice of Special Meetings, stating the time and place thereof, shall be given by mailing the same to each Director at his residence or business address at least two days before the meeting, or by delivering the same to him personally or telephoning or telegraphing the same to him at his residence or business address at least one day before the meeting, unless, in case of exigency, the Chairman of the Board of Directors, or the President shall prescribe a shorter notice to be given personally or by telephoning or telegraphing each Director at his residence or business address. Such Special Meetings shall be held at such times and places as the notice thereof or waiver shall specify.

      A waiver of notice signed by the Director entitled to such notice, whether before or after the date of the meeting, shall be equivalent to the giving of such notice. A Director who attends a meeting shall be deemed to have had timely and proper notice of the meeting unless he attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

      A majority of the number of Directors fixed at the time by the By-laws shall constitute a quorum for the transaction of business, but a less number may adjourn any meeting from time to time and the meeting may be held without further notice. When a quorum is present at any meeting a majority of the members present thereat shall decide any question brought before such meeting, except as otherwise provided by law or by these By-laws.


                                 ARTICLE XIII.
Action Without a Meeting.

      Any action required to be taken at a meeting of the Directors, or any action which may be taken at a meeting of the Directors or of a committee, may be taken without a meeting if a consent in writing (which may be in any number of counterparts), setting forth the action so to be taken, shall be signed before such action by all of the Directors, or all of the members of the committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote.


                                  ARTICLE XIV.
Officers.

      The officers of the Company shall be a Chairman of the Board of Directors, a President, one or more Vice Presidents, a Secretary, a Treasurer and a Controller. The Chairman of the Board of Directors, however, shall not be an officer if he is not also a full-time employee of the Company. The officers and the Chairman of the Board of Directors, if not an officer, shall be elected or appointed by the Board of Directors after its election by the Stockholders, and a meeting may be held without notice for this purpose immediately after the Annual Meeting of the Stockholders and at the same place.

      The Board of Directors, in its discretion, may appoint one or more Assistant Secretaries, one or more Assistant Treasurers, one or more Assistant Controllers, and such other officers or agents as it may deem advisable, and prescribe their duties.

                                  ARTICLE XV.
Eligibility of Officers.

      The Chairman of the Board of Directors and the President shall be Directors but need not be Stockholders. The Vice Presidents, Secretary, Treasurer, Controller and such other officers as may be elected or appointed may, but need not, be Stockholders or Directors. Any person may hold more than one office if the duties thereof can be consistently performed by the same person, provided, however, that neither the Secretary, the Treasurer nor the Controller shall at the same time hold the office of Chairman of the Board of Directors or President.


                                  ARTICLE XVI.
Chairman of the Board of Directors and President.

      The Chairman of the Board of Directors shall preside at the meetings of the Board of Directors. He may call meetings of the Board of Directors and of any committee thereof whenever he deems it necessary. He shall call to order, and act as chairman of, all meetings of the Stockholders and prescribe rules of procedure therefor. He shall perform the duties commonly incident to his office and such other duties as the Board of Directors shall designate from time to time.

      The Board of Directors shall designate the Chief Executive Officer of the Company.

      In the absence of the Chairman of the Board of Directors, the President shall perform his duties. The President shall perform the duties commonly incident to his office and such other duties as the Board of Directors shall designate from time to time. The Chief Executive Officer, the President and each Vice President shall have authority to sign deeds and contracts and to delegate such authority in such manner as may be approved by the Chief Executive Officer or the President.


                                  ARTICLE XVII
Vice Presidents.

      Except as expressly limited by vote of the Board of Directors, any Vice President shall perform the duties and have the powers of the President during the absence or disability of the President and shall have the power to sign all certificates of stock, bonds, deeds and contracts. He shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.


                                 ARTICLE XVIII.
Secretary.

      The Secretary shall keep accurate minutes of all meetings of the Stockholders, the Board of Directors and the Executive Committee, respectively, shall perform the duties commonly incident to his office, and shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Secretary shall have power together with the President or a Vice President, to sign certificates of stock. In his absence an Assistant Secretary or a Secretary pro tempore shall perform his duties. The Secretary, any Assistant Secretary and any Secretary pro tempore shall be sworn to the faithful discharge of their duties.

                                  ARTICLE XIX.
Treasurer.

      The Treasurer, subject to the order of the Board of Directors, shall have the care and custody of the money, funds, valuable papers and documents of the Company and shall have and exercise under the supervision of the Board of Directors, all the powers and duties commonly incident to his office, and shall give bond in such form and with such sureties as shall be required by the Board of Directors. He shall deposit all funds of the Company in such bank or banks, trust company or trust companies or with such firm or firms doing a banking business, as the Directors shall designate. He may endorse for deposit or collection all checks, notes, et cetera, payable to the Company or to its order, may accept drafts on behalf of the Company, and, together with the President or a Vice President, may sign certificates of stock.


      All checks, drafts, notes and other obligations for the payment of money except bonds, debentures and notes issued under an Indenture shall be signed either manually or, if and to the extent authorized by the Board of Directors, through facsimile, by the Treasurer or an Assistant Treasurer or such other officer or agent as the Board of Directors shall authorize. Checks for the total amount of any payroll may be drawn in accordance with the foregoing provisions and deposited in a special fund. Checks upon this fund may be drawn by such person as the Treasurer shall designate.

      Notwithstanding the foregoing provisions the Board of Directors may approve and authorize the use of a "Transfer Check" in such form as they may approve, for the purpose of transferring the funds of the Company on deposit in any bank or trust company to any other bank or trust company for the credit of the Company and any bank or trust company having funds of the Company on deposit is authorized to honor and pay, in accordance with such action of the Board of Directors, such Transfer Checks without any signature thereon except such printed signature, device or symbol as may be approved by the Board of Directors, upon receiving a letter to that effect signed by the Treasurer or any Assistant Treasurer under the corporate seal of the Company attested by the Secretary or any Assistant Secretary.


                                  ARTICLE XX.
Controller.
      The Controller shall keep accurate books of account of the Company's transactions. He shall at all times be subject to the control of the Board of Directors.


                                  ARTICLE XXI.
Resignation and Removals.

      Any Director or officer may resign at any time by giving written notice to the Board of Directors, to the Chairman of the Board of Directors, to the President or to the Secretary, and any member of any committee may resign by giving written notice either as aforesaid or to the committee of which he is a member or the chairman thereof. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      The Stockholders, at any meeting called for the purpose, by vote of a majority of the stock having voting power issued and outstanding, may remove from office any Director or other officer elected or appointed by the Stockholders or Board of Directors and elect or appoint his successor. The Board of Directors, by vote of not less than a majority of the entire Board, may remove from office any officer, agent or member or members of any committees elected or appointed by them.


                                 ARTICLE XXII.
Vacancies.

      If the office of any officer or agent, one or more, becomes vacant by reason of death, disability, resignation, removal, disqualification or otherwise, the Directors at the time in office, if a quorum, may, by a majority vote, choose a successor or successors who shall hold office for the unexpired term. If the office of any Director or member of the Executive Committee shall become vacant in any manner except by removal, the Directors, at the time in office, whether or not a quorum, may, by a majority vote, choose a successor or successors who shall hold office for the unexpired term, but vacancies in the Board of Directors may be filled for an unexpired term by Stockholders having voting power at a meeting called for the purpose unless such vacancy shall have been filled by the Directors. Vacancies resulting from an increase in the number of Directors, provided the increase shall be no more than two, shall be filled in the same manner.


                                 ARTICLE XXIII.
Certificates of Stock.

      Every Stockholder shall be entitled to a certificate or certificates of the capital stock in such form as may be prescribed by the Board of Directors, duly numbered and setting forth the number and kind of shares to which such Stockholder is entitled. Such certificates shall be signed by the President or Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. The Board of Directors may also appoint one or more Transfer Agents and/or Registrars for its stock of any class or classes and may require stock certificates to be countersigned and/or registered by one or more of such Transfer Agents and/or Registrars. If certificates of capital stock are signed by a Transfer Agent or by a Registrar, the signatures thereon of the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary may be facsimiles, engraved or printed. Any provisions of these By-laws with reference to the signing of stock certificates shall include, in cases above permitted, such facsimiles. In case any officer or officers who shall have signed, or whose facsimile signature of signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Company, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Company, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the Company.

                                 ARTICLE XXIV.
Transfer of Stock.

      Shares of stock may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing by the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares of stock shall exclusively be entitled as the owner of such shares to receive dividends and to vote as such owner in respect thereof. It shall be the duty of every Stockholder to notify the Company of its post office address.


                                  ARTICLE XXV.
Record Date and Closing Transfer Books.

      For the purpose of determining the Stockholders entitled to notice of or to vote at any meeting of Stockholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, which shall not, in any case, exceed 50 days. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of Stockholders, provided that such date shall not in any case be more than 50 days prior to the date on which the particular action, requiring such determination of Stockholders, is to be taken. If the stock transfer books shall not be closed and no record date shall be fixed for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders, or for the determination of the Stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Stockholders in such cases. When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made, such determination shall apply to any adjournment thereof.


                                 ARTICLE XXVI.
Loss of Certificates.
      In case of the loss, mutilation or destruction of a certificate of stock, a duplicate certificate may be issued upon such terms as the Board of Directors shall prescribe.


                                 ARTICLE XXVII.
Seal.
      The seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, with the words and figures "Virginia Natural Gas, Inc., Norfolk, Va. Incorporated 1983" cut or engraved thereon. Any securities issued by the Company shall be deemed to be issued under the seal of the Company if a facsimile of the seal, printed or engraved, appears thereon.

ARTICLE XXVIII.
Books and Records.

      Unless otherwise expressly required by the laws of Virginia, the books and records of the Company may be kept outside of the Commonwealth of Virginia at such places as may be designated from time to time by the Board of Directors.


                                 ARTICLE XXIX.
Voting of Stock Held.

      Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint an attorney or attorneys or agent or agents of the Company, in the name and on behalf of the Company, to case the votes which the Company may be entitled to cast as a stockholder or otherwise in any other corporation, any of whose stock or securities may be held by the Company, at meetings of the holders of the stock or other securities of such other corporations, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company and under its corporate seal, or otherwise, such written proxies, consents, waivers of other instruments as he may deem necessary or proper in the premises; or either the Chairman of the Board of Directors, the President or the Secretary may himself attend any meeting of the holders of stock or other securities of any such other corporation and thereat vote or exercise any or all other powers of the Company as the holder of such stock or other securities of such other corporation.


                                  ARTICLE XXX.
Bonds, Debentures and Notes Issued Under an Indenture.

      All bonds, debentures and notes issued under an Indenture shall be signed by the President or any Vice President or such other officer or agent as the Board of Directors shall authorize and by the Secretary or any Assistant Secretary or by the Treasurer or any Assistant Treasurer or such other officer or agent as the Board of Directors shall authorize. The signature of any authorized officer of the Company on bonds and debentures authenticated by a corporate trustee may be made manually or by facsimile.


                                 ARTICLE XXXI.
Amendments.

      All By-laws shall be subject to alteration or repeal, and new By-laws may be made, either by the affirmative vote of the holders of record of a majority of the outstanding stock entitled to vote in respect thereof given at an Annual Meeting or at any Special Meeting, provided notice of the proposed alteration or repeal or of the proposed new By-laws be included in the notice of such meeting, or by the affirmative vote of a majority of the whole Board of Directors given at a Regular or Special Meeting of the Board of

Directors given at a Regular or Special Meeting of the Board of Directors, provided notice of the proposed alteration or repeal or of the proposed new By-laws be included in the notice of such meeting or waiver thereof or all of the Directors at the time in office be present at such meeting. By-laws made or altered by the Stockholders or by the Board of Directors shall be subject to alteration or repeal by the Stockholders entitled to vote or by the Board of Directors, except that the Stockholders may prescribe that any particular By-law made by them shall not be altered, amended or repealed by the Directors.


                                 ARTICLE XXXII.
Emergency By-laws.

      The Emergency By-laws provided in this Article XXXIII shall be operative during any emergency resulting from an attack on the United States or any nuclear or atomic disaster, notwithstanding any different provision in the preceding Articles of the By-laws or in the Articles of Incorporation of the Company or in the Virginia Stock Corporation Act. To the extent not inconsistent with these Emergency By-laws, the By-laws provided in the preceding Articles shall remain in effect during such emergency and upon the termination of such emergency the Emergency By-laws shall cease to be operative unless and until another such emergency shall occur.


    During any such emergency:
    (a) Any meeting of the Board of Directors may be called by an officer of the Company or by any Director. Notice shall be given by such person or by an officer of the Company. The notice shall specify the place of the meeting, which shall be the head office of the Company at the time feasible and otherwise any other place specified in the notice. The notice shall also specify the time of the meeting. Notice may be given only to such of the Directors as it may be feasible to reach at the time and by such means as may be feasible at the time, including publication or radio. If given by mail, messenger, telephone or telegraph, the notice shall be addressed to the Director at his residence or business address or such other place as the person giving the notice shall deem most suitable. Notice shall be similarly given, to the extent feasible, to the other persons referred to in (b) below. Notice shall be given at least two days before the meeting if feasible in the judgment of the person giving the notice and otherwise on any shorter time he may deem necessary.
    (b) At any meeting of the Board of Directors, a quorum shall consist of a majority of the number of Directors fixed at the time by Article IX of the By-laws. If the Directors present at any particular meeting shall be fewer than the number required for such quorum, other persons present, to the number necessary to make up such quorum, shall be deemed Directors for such particular meeting as determined by the following provisions and in the following order of priority:

    (i) The Executive Vice President;
    (ii) The Senior Vice Presidents in the order of their seniority of first election to such office, or if two or more shall have been first elected to such office on the same day, in the order of their seniority in age;

    (iii) All other Vice Presidents at the head office of the Company in the order of their seniority of first election to such office, or if two or more shall have been first elected to such office on the same day, in the order of their seniority in age; and
    (iv) Any other persons that are designated on a list that shall have been approved by the Board of Directors before the emergency, such persons to be taken in such order or priority and subject to such conditions as may be provided in the resolution approving the list.
    (c) The Board of Directors, during as well as before any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the Company shall for any reason be rendered incapable of discharging their duties.
    (d) The Board of Directors, during as well as before any such emergency, may, effective in the emergency, change the head office or designate several alternative head offices or regional offices, or authorize the officers so to do.

    No officer, Director or employee acting in accordance with these Emergency By-laws shall be liable except for willful misconduct.

    These Emergency By-laws shall be subject to repeal or change by further action of the Board of Directors or by action of the Stockholders, except that no such repeal or change shall modify the provisions of the next preceding paragraph with regard to action or inaction prior to the time of such repeal or change. Any such amendment of these Emergency By-laws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.


                                ARTICLE XXXIII.
Indemnification./3/


    Each person who at any time is, or shall have been a director or officer of the Company, or serves or has served as a director, officer, fiduciary or other representative of another company, partnership, joint venture, trust, association or other enterprise (including any employee benefit plan), where such service was specifically requested by the Company in accordance with the last paragraph of this Article below, or the established guidelines for participation in outside positions (such service hereinafter being referred to as "Outside Service"), and is threatened to be or is made a party to any threatened, pending, or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is, or was, a director or officer of the Company or a director, officer, fiduciary or other representative of such other enterprise, shall be indemnified against expenses (including attorney's fees), judgments, fines and amounts paid in settlement (Loss) actually and reasonably incurred by him in connection with any such Proceeding to the full extent permitted under the Stock Corporation Act of the Commonwealth of Virginia, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said Law permitted the Company to provide prior to such amendment). The


--------------------
/3/ By Resolution of the Board of Directors dated August 9, 1990, the By-laws were amended by adding Article XXXIII. Indemnification.

Company shall indemnify any person seeking indemnity in connection with any Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) initiated by such person was authorized by the Board of Directors of the Company. With respect to any Loss arising from Outside Service, the Company shall provide such indemnification only if and to the extent that
(i) such other company, partnership, joint venture, trust, association or enterprise is not legally permitted or financially able to provide such indemnification, and (ii) such Loss is not paid pursuant to any insurance policy other than insurance policy maintained by the Company.

    The right to be indemnified pursuant hereto shall include the right to be paid by the Company for expenses, including attorneys' fees, incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of such Proceeding shall be made only upon delivery to the Company of an undertaking, by or on behalf of such director, officer, fiduciary or other representatives, in which such director, officer, fiduciary or other representative agrees to repay all amounts so advanced if it should be determined ultimately that such director, officer, fiduciary or other representative is not entitled to be indemnified under applicable law.

    The right to be indemnified or to the reimbursement or advancement of expenses pursuant hereto shall in no way be exclusive of any other rights of indemnification or advancement to which any such director or officer, fiduciary or other representative may be entitled, under any by-law, agreement, vote of Stockholders or disinterested directors or otherwise both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, fiduciary or other representative and shall inure to the benefit of the heirs, executors and administrators of such person.

    Any person who is serving or has served as a director, officer or fiduciary of (i) another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the Company at the time of such service, or (ii) any employee benefit plan of the Company or of any corporation referred to in (i) above, shall be deemed to be doing or have done so at the request of the Company.


                                 ARTICLE XXXIV.
Limitation on Liability./4/


    In connection with any proceeding brought by or in the right of the Company or brought by or on behalf of shareholders of the Company, no director or officer of the Company shall be personally liable for monetary damages for any action taken, or any failure to take any action, unless the director or officer engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law, including without limitation, any claim of unlawful insider trading or manipulation of the market for any security.

    To the full extent permitted by law, all directors and officers of the Company shall


--------------------
/4/ By resolution of the Board of Directors, dated August 9, 1990, the By-laws were amended by adding Article XXXIV. Limitation on Liability.

be afforded the maximum exemption from liability or limitation of liability permitted by any subsequent enactment, modification or amendment of the Stock Corporation Act of the Commonwealth of Virginia.

    Any repeal, modification or adoption of any provision inconsistent with either or both of the foregoing paragraphs shall be prospective only, and neither the repeal or modification of either or both of the foregoing paragraphs shall adversely affect any limitation on the personal liability of a director or officer of the Company existing at the time of such repeal or modification or the adoption of such inconsistent provision.
[END]